Matthews International Funds

dba Matthews Asia Funds

Matthews Asian Growth and Income Fund

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

December 4, 2024

IMPORTANT SHAREHOLDER INFORMATION

These materials are for a Special Meeting of Shareholders (the “Meeting”) of Matthews Asian Growth and Income Fund (the “Target Fund”), a series of Matthews Asia Funds (the “Trust”), which will be conducted on January 22, 2025 at Four Embarcadero Center, Suite 550, San Francisco, CA 94111 and will begin at 10 a.m. Pacific Time. These materials discuss a proposal to be voted on at the Meeting and contain a Notice of a Special Meeting of Shareholders, a combined Proxy Statement/Prospectus, and proxy card. A proxy card is, in essence, a ballot. When you complete a proxy card, it tells us how you wish to vote on important issues relating to the Target Fund. If you complete, sign and return a proxy card, we will vote your proxy exactly as you tell us. If you simply sign and return a proxy card without indicating how your shares are to be voted, we will vote your proxy FOR the proposal, which is in accordance with the recommendation of the Board of Trustees of the Trust as set forth in the Proxy Statement/Prospectus.

We urge you to review carefully the proposal in this Proxy Statement/Prospectus. Then, fill out the enclosed proxy card and return it to us so that we know how you would like to vote. When shareholders return their proxy cards promptly, additional costs related to additional solicitation or mailings may be avoided.

PLEASE COMPLETE, SIGN AND RETURN the proxy card you receive.

We welcome your comments. If you have any questions, call EQ Fund Solutions, our proxy solicitor, toll free at (866) 406-2283.

Matthews International Funds

dba Matthews Asia Funds

Matthews Asian Growth and Income Fund

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

December 4, 2024

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

To be held on January 22, 2025

Dear Shareholder:

On January 22, 2025, Matthews Asian Growth and Income Fund (the “Target Fund”), a series of Matthews Asia Funds (the “Trust”), a Delaware statutory trust, will hold a Special Meeting of Shareholders (the “Meeting”). The Meeting will be held at Four Embarcadero Center, Suite 550, San Francisco, CA 94111 and will begin at 10 a.m. Pacific Time.

The Meeting will be held to consider a proposal to approve an Agreement and Plan of Reorganization (the “Plan”) pursuant to which the Target Fund will be reorganized with and into the Matthews Emerging Markets Equity Fund, also a series of the Trust (the “Acquiring Fund”) (the “Reorganization”), as well as to transact such other business as may properly come before the Meeting.

The Plan, which is by and among the Trust, on behalf of the Target Fund and the Acquiring Fund, and Matthews International Capital Management, LLC (“Matthews”) provides for: (i) the acquisition of the assets and assumption of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund of equal value to the net assets of the Target Fund; (ii) the pro rata distribution of such shares to the shareholders of the Target Fund; and (iii) the complete liquidation and dissolution of the Target Fund, all upon the terms and conditions set forth in the Plan. Matthews is a party to the Plan for purposes of Section 11.2 to memorialize its obligation to pay a portion of the expenses of the Reorganization as discussed in more detail in this Proxy Statement/Prospectus. The Plan has been filed as Appendix A to these materials.

After careful consideration, the Board of Trustees of the Trust has unanimously approved the Reorganization and recommends that shareholders vote “FOR” the Reorganization. This Proxy Statement/Prospectus, which we strongly encourage you to read before voting, contains further explanation and important details relating to the Reorganization. We ask you to read the enclosed information carefully and to submit your vote promptly.

Only shareholders of record who owned shares at the close of business on December 2, 2024 are entitled to vote their shares at the Meeting or any adjournment or postponement thereof. The Proxy Statement/Prospectus and proxy card will be provided to shareholders on or about December 9, 2024.

By Order of the Board of Trustees of the Trust,

J. Cooper Abbott

Trustee and President

Matthews Asia Funds

It is important that your shares be represented and voted at the Meeting, whether or not you attend the Meeting. You may authorize your proxy by marking your votes on the enclosed proxy card, signing and dating it, and mailing it in the business reply envelope provided. You may also authorize your proxy by telephone or on the Internet by following the instructions on the enclosed proxy card. If you attend the Meeting, you may withdraw your proxy and vote at the Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 22, 2025

The Notice of Special Meeting of Shareholders, Proxy Statement/Prospectus and

related Statement of Additional Information are available online at

www.matthewsasia.com/prospectus

If you have any questions, would like to vote your shares, or wish to obtain instructions on how to attend the Meeting and vote at the Meeting, please call EQ Fund Solutions, our proxy solicitor, toll free at (866) 406-2283.

PROXY STATEMENT/PROSPECTUS

Dated December 4, 2024

RELATING TO THE ACQUISITION OF THE ASSETS OF

Matthews Asian Growth and Income Fund

BY AND IN EXCHANGE FOR SHARES OF

Matthews Emerging Markets Equity Fund

This Proxy Statement/Prospectus (the “Proxy Statement/Prospectus”) is a proxy statement for the Target Fund (as defined below) and a prospectus for the Acquiring Fund (as defined below). The address of the Target Fund and Acquiring Fund is Four Embarcadero Center, Suite 550, San Francisco, CA 94111. The telephone number for the Target Fund and Acquiring Fund is 1-800-789-ASIA (2742). This Proxy Statement/Prospectus and the enclosed proxy card were first mailed to shareholders of the Target Fund beginning on or about December 9, 2024. This Proxy Statement/Prospectus contains information you should know before voting on the following proposal with respect to the Target Fund. You should read this document carefully and retain it for future reference.

Proposal

To approve an Agreement and Plan of Reorganization (the “Plan”) by and among the Trust, on behalf of Matthews Asian Growth and Income Fund (the “Target Fund”) and Matthews Emerging Markets Equity Fund (the “Acquiring Fund” and, together with the Target Fund, the “Funds” and each, a “Fund”), and Matthews International Capital Management, LLC (“Matthews”), that provides for: (i) the acquisition of the assets and assumption of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund of equal value to the net assets of the Target Fund being acquired, (ii) the pro rata distribution of such shares to the shareholders of the Target Fund, and (iii) the complete liquidation of the Target Fund, all upon the terms and conditions set forth in the Plan (the “Reorganization”).

The terms and conditions of the Reorganization are further described in this Proxy Statement/Prospectus and are set forth in the Plan, which is included as Appendix A to these materials. Pursuant to the Plan, the Reorganization is structured to be a tax-free reorganization under the U.S. Internal Revenue Code of 1986, as amended.

The proposal will be considered by shareholders who owned shares of the Target Fund on December 2, 2024 at a Special Meeting of Shareholders (the “Meeting”) that will be held on January 22, 2025. The Meeting will be held at Four Embarcadero Center, Suite 550, San Francisco, CA 94111 and will begin at 10 a.m. Pacific Time.

The Board of Trustees of the Funds (the “Board”) has fixed the close of business on December 2, 2024 as the record date (the “Record Date”) for the determination of Target Fund shareholders entitled to notice of, and to vote at, the Meeting.

The Board unanimously recommends that you vote in favor of (i.e., FOR) the Reorganization of the Target Fund.

The Board is soliciting these proxies on behalf of the Target Fund. The Board, including all of the Independent Trustees (i.e., Trustees who are not “interested persons” of the Funds as that term is defined in the Investment Company Act of 1940), approved the Reorganization and determined, with respect to the Reorganization, that participation in the Reorganization is in the best interests of each Fund and the interests of existing shareholders of each Fund, as applicable, would not be diluted as a result of the Reorganization.

Matthews believes that the Reorganization is in the best interests of shareholders of both the Target Fund and the Acquiring Fund. In recommending the Reorganization to the Board of Trustees of the Trust, Matthews noted that approximately 80% of the companies comprising the emerging markets equity investment universe (as represented by the MSCI Emerging Markets Index) are located in Asia, and, therefore, that there is a substantial overlap between an investment strategy focused on emerging market equity securities and one focused on growth and income-generating securities in the Asian region. Further, Matthews noted that the broader emerging markets universe in which the Acquiring Fund operates should benefit shareholders of the Target Fund and will have the potential to improve long-term performance for those shareholders. Matthews further believes that it is in the best interests of the Target Fund to combine the Target Fund’s assets with a fund with a lower overall expense structure and generally better performance, recognizing that the Acquiring Fund has a shorter operating history. For these reasons, Matthews believes that continuing to operate the Target Fund as currently constituted is not in the long-term best interests of the Target Fund. Matthews also believes that the Acquiring Fund’s investment objective and strategies make it a compatible fund within the Trust for a reorganization with the Target Fund. Matthews also believes that both Funds may benefit from potential operating efficiencies and economies of scale that may be achieved by combining the Funds’ assets in the Reorganization. As a result, Matthews determined it prudent to recommend the Reorganization to the Board of Trustees of the Trust and shareholders of the Target Fund.

The table below sets forth the Acquiring Fund and the anticipated schedule for the Reorganization:

Target Fund	Acquiring Fund	Expected Closing Date
Matthews Asian Growth and Income Fund	Matthews Emerging Markets Equity Fund	February 12, 2025

This Proxy Statement/Prospectus includes information about the Plan and the Acquiring Fund that you should know before voting on the Plan, which, if approved by Target Fund shareholders, would result in your investing in the Acquiring Fund. You should retain this Proxy Statement/Prospectus for future reference. If you have questions, please call EQ Fund Solutions, our proxy solicitor, toll free at (866) 406-2283.

Sincerely,

J. Cooper Abbott

Trustee and President

Matthews Asia Funds

QUESTIONS AND ANSWERS

Shareholders should read this entire Proxy Statement/Prospectus carefully.

The following is a brief Q&A that will help explain the Reorganization (as defined below), including the reasons for the Reorganization. A more detailed discussion of the Reorganization follows this section.

Q.   What is happening to my investment? Why am I receiving a Proxy Statement/Prospectus?

A.   You are receiving this Proxy Statement/Prospectus because you own shares in the Matthews Asian Growth and Income Fund (“Target Fund”).

It is proposed that, subject to shareholder approval, the Target Fund will be reorganized into the Matthews Emerging Markets Equity Fund (the “Acquiring Fund” and together with the Target Fund, the “Funds”). All of your Target Fund shares will be exchanged for shares of the Acquiring Fund, as discussed below. Following the reorganization, the Target Fund will be liquidated (such reorganization and liquidation, the “Reorganization”). The chart below lists the name of the Target Fund and the Acquiring Fund:

Target Fund	Acquiring Fund
Matthews Asian Growth and Income Fund	Matthews Emerging Markets Equity Fund

Subject to shareholder approval, the Reorganization will be accomplished in accordance with an Agreement and Plan of Reorganization (the “Plan”). The Plan provides for the transfer of all of the assets and liabilities of the Target Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Target Fund followed immediately by the distribution by the Target Fund to its shareholders of the portion of shares of the Acquiring Fund to which each shareholder is entitled.

As a shareholder of the Target Fund, you are entitled to one vote for each share of the Target Fund that you hold on the Record Date. Information about how you can vote on the Reorganization of the Target Fund is contained in the accompanying materials. Your vote is very important, regardless of the number of Target Fund shares that you hold.

Q.   Has the Board of Trustees of the Target Fund approved the Reorganization?

A.   Yes. The Board of Trustees of each Fund is comprised of the same individuals because both Funds are series of the Trust. The Board of Trustees of the Funds (the “Board”) approved the Reorganization. The Board, including all of the Independent Trustees (i.e., Trustees who are not “interested persons” of the Funds as defined in the Investment Company Act of 1940 (the “1940 Act”)), determined that, for each Fund, the participation in the Reorganization is in the best interests of the Fund and that the interests of existing Fund shareholders will not be diluted as a result of the Reorganization.

Q.   Why is the Reorganization being proposed?

A.   The Target Fund’s investment adviser, Matthews International Capital Management, LLC (“Matthews”), proposed the Reorganization because it believes that the Reorganization is in the best interests of shareholders of both the Target Fund and the Acquiring Fund. In recommending the Reorganization to the Board of Trustees of the Trust, Matthews noted that approximately 80% of the companies comprising the emerging markets equity investment universe (as represented by the MSCI Emerging Markets Index) are located in Asia, and, therefore, that there is a substantial overlap between an investment strategy focused on emerging market equity securities and one focused on growth and income-generating securities in the Asian region. Further, Matthews noted that the broader emerging markets universe in which the Acquiring Fund operates should benefit shareholders of the Target Fund and will have the potential to improve long-term performance for those shareholders. Matthews further believes that it is in the best interests of the Target Fund to combine the Target Fund’s assets with a fund with a lower overall expense structure and generally better performance, recognizing that the Acquiring Fund has a shorter operating history. For these reasons, Matthews believes that continuing to operate the Target Fund as currently constituted is not in the long-term best interests of the Target Fund. Matthews also believes that the Acquiring Fund’s investment objective and strategies make it a compatible fund within the Trust for a reorganization with the Target Fund. Matthews also believes that both Funds may benefit from potential operating efficiencies and economies of scale that may be achieved by combining the Funds’ assets in the Reorganization. As a result, Matthews determined it prudent to recommend the Reorganization to the Board of Trustees of the Trust and shareholders of the Target Fund.

The Acquiring Fund and the Target Fund both seek long-term capital appreciation as their primary investment objective. The Target Fund also has a secondary investment objective to seek income. While the Acquiring Fund does not have a secondary income objective, historically it has provided a similar investment experience in terms of dividend yield and its exposure to dividend-paying common stocks.

Q.   How will the Reorganization affect me as a shareholder?

A.   Pursuant to the Plan, if approved by shareholders, all of the assets and liabilities of the Target Fund will be combined with those of the Acquiring Fund. Once the Reorganization is completed, shares of the Target Fund will be exchanged for shares of the Acquiring Fund based on a specified exchange ratio determined by the respective net asset values of the Funds’ shares. The aggregate net asset value of your Target Fund shares immediately before the Reorganization will be the same as the aggregate net asset value of your Acquiring Fund shares immediately following completion of the Reorganization, so that the Reorganization will not affect the value of your investment. However, following the Reorganization you will no longer own shares of the Target Fund but instead will own shares of the Acquiring Fund. After the completion of the Reorganization, you will own a smaller percentage of the Acquiring Fund than you did of the Target Fund because the Combined Fund will be larger than the Target Fund.

Q.   What is the Board’s recommendation regarding the Reorganization?

A.   The Board unanimously recommends that you vote FOR the Reorganization. At meetings held on May 15-16, 2024, August 27-28, 2024, and October 31, 2024, the Board considered the proposal to reorganize the Target Fund with and into the Acquiring Fund, unanimously approved the Plan, and voted to recommend that shareholders of the Target Fund vote to approve the Reorganization. For the reasons set forth in “Information about the Reorganization – Board Considerations Relating to the Reorganization” below, the Board, including all of the Independent Trustees (i.e., Trustees who are not “interested persons” of the Funds as defined in 1940 Act), determined that, for each Fund, the participation in the Reorganization is in the best interests of the Fund and that the interests of existing Fund shareholders will not be diluted as a result of the Reorganization.

Q.   Will the fees and expenses of the Acquiring Fund be lower than the fees and expenses of the Target Fund?

    A.   Yes. Following the Reorganization, the Acquiring Fund’s projected total annual operating expenses are expected to be below those of the Target Fund for each class of shares as a result of an expense cap implemented by Matthews with respect to the Acquiring Fund that will carry over to the Combined Fund. The gross fees and expenses for the Acquiring Fund before that expense cap is taken into account are higher (in percentage terms) than for the Target Fund, and the gross fees and expenses for the Combined Fund before taking into account the expense cap are also projected to be higher (in percentage terms) than for the Target Fund. Matthews has agreed to waive fees and reimburse expenses through April 30, 2026, such that after waivers, the Acquiring Fund will have a lower net expense ratio than each share class of the Target Fund. If the operating expenses fall below the expense limitation within three years after Matthews has made a waiver or reimbursement, the Acquiring Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2026 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

Q.   What will I have to do to open an account in the Acquiring Fund?

A.   Your shares automatically will be converted into shares of the Acquiring Fund on the date of the completion of the Reorganization. You will receive written confirmation that this change has taken place. You will receive the same class of shares of the Acquiring Fund as you currently hold of the Target Fund. The aggregate net asset value of the shares you receive in the Reorganization relating to the Target Fund will be equal to the aggregate net asset value of the shares you own immediately prior to the Reorganization.

Q.   Will I own the same number of shares of the Acquiring Fund as I currently own of the Target Fund?

A.   No. However, you will receive shares of the Acquiring Fund with the same aggregate net asset value as the shares of the Target Fund you own prior to the Reorganization. The number of shares you receive will depend on the relative net asset value of the shares of the Target Fund and the Acquiring Fund on the Closing Date. Thus, on the Closing Date, if the net asset value of a share of the Acquiring Fund is lower than the net asset value of the corresponding share class of the Target Fund, you will receive a greater number of shares of the Acquiring Fund in the Reorganization than you held in the Target Fund before the Reorganization. On the other hand, if the net asset value of a share of the Acquiring Fund is higher than the net asset value of the corresponding share class of the Target Fund, you will receive fewer shares of the Acquiring Fund in the Reorganization than you held in the Target Fund before the Reorganization. The aggregate net asset value of your Acquiring Fund shares immediately after the Reorganization will be the same as the aggregate net asset value of the Target Fund shares you held immediately prior to the Reorganization.

Q.   Who will advise the Acquiring Fund once the Reorganization is completed?

A.   As you know, the Target Fund is advised by Matthews. The Acquiring Fund is also advised by Matthews and will continue to be advised by Matthews once the Reorganization is completed.

Q.   Will my rights as a shareholder change after the Reorganization?

A.   No, your rights as a shareholder will not change in any way as a result of the Reorganization, but you will be a shareholder of the Acquiring Fund, which is a separate series of the Trust. The shareholder services available to you after the Reorganization will be identical.

Q.   Will the Target Fund or Acquiring Fund charge shareholders any sales charges (loads), commissions, or other similar fees in connection with the Reorganization?

A.   No. Neither the Target Fund nor the Acquiring Fund will charge shareholders any sales charges (loads), commissions, or other similar fees in connection with the Reorganization.

Q.   When is the Reorganization expected to occur?

A.   The Meeting is scheduled to occur on January 22, 2025. If approved by shareholders of the Target Fund, Matthews anticipates that the Reorganization will occur after the close of trading on the following date (the “Closing Date”):

Target Fund	Acquiring Fund	Expected Closing Date
Matthews Asian Growth and Income Fund	Matthews Emerging Markets Equity Fund	February 12, 2025

The Closing Date may be delayed. The Target Fund will publicly disclose any changes to the Closing Date.

Q.   Who will pay the costs in connection with the Reorganization?

A.   Matthews has agreed to pay 30% of the expenses incurred in connection with the preparation and distribution of the Proxy Statement/Prospectus and the solicitation of proxies, including all direct and indirect expenses and out-of-pocket costs other than any transaction costs relating to the sale of the Target Fund’s portfolio securities prior to or after the closing of the Reorganization. The remaining expenses will be shared by the Target Fund and Acquiring Fund in proportion to each Fund’s net assets, subject to applicable expense limitations for each Fund. Matthews estimates that these expenses will be approximately $565,000, such that Matthews, the Target Fund and the Acquiring Fund would bear approximately $169,500, $366,677 and $28,823 of those expenses, respectively, without taking into account each Fund’s expense limitations.

Matthews has estimated that the brokerage commission and other portfolio transaction costs relating to the realignment of the Target Fund’s portfolio prior to the Reorganization will be approximately $400,000 equal to approximately 0.14% of the Target Fund’s assets or, based on shares outstanding as of September 30, 2024, $0.02 per share. These costs will be borne by the Target Fund and indirectly by the Target Fund’s shareholders (including Target Fund shareholders who receive shares of the Acquiring Fund in the Reorganization). Please refer to “Information about the Reorganization – Who will pay the expenses of the Reorganization?” for additional information about the expenses associated with the Reorganization.

Q.   Will the Reorganization result in any federal tax liability to me?

A.   No, you will not recognize gain or loss for federal income tax purposes as a result of the Reorganization.

While the portfolio managers of the Acquiring Fund anticipate retaining a portion of the Target Fund’s holdings following the closing of the Reorganization, if the Reorganization is approved by shareholders, the portfolio managers of the Target Fund do anticipate selling a material portion (approximately 76%) of the holdings of the Target Fund in preparation for the Reorganization. The extent of these sales is primarily to make the Target Fund’s existing holdings more consistent with the principal investment strategies for the Acquiring Fund. While certain securities of the Target Fund satisfy the investment policies and restrictions of the Acquiring Fund, the Target Fund intends to utilize the proceeds from such sales to allow reinvestment in assets that are more consistent with the Acquiring Fund’s investment process and strategies. During this period, the Target Fund may deviate from its principal investment strategies. Matthews has estimated that the brokerage commission and other portfolio transaction costs relating to the realignment of the Target Fund’s portfolio prior to the Reorganization will be approximately $400,000 equal to approximately 0.14% of the Target Fund’s assets or, based on shares outstanding as of September 30, 2024, $0.02 per share. These costs will be borne by the Target Fund.

Whether certain of the Target Fund’s portfolio holdings are sold will depend upon market conditions and portfolio composition of the Funds at the time of the Reorganization. The tax impact of any such sales will depend on the difference between the price at which such portfolio holdings are sold and the Target Fund’s tax basis in such holdings. Any capital gains recognized in these sales on a net basis prior to the closing of the Reorganization will be distributed, if required, to the shareholders of the Target Fund as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale. Any capital gains recognized in these sales on a net basis following the closing of the Reorganization will be distributed, if required, to the Combined Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale. Matthews does not expect that there will be any capital gains recognized as a result of these portfolio transactions and, therefore, does not anticipate that shareholders of the Target Fund or the Combined Fund will receive a special capital gains distribution arising out of those sales. However, in the event of any such distributions, those distributions could be taxable for shareholders depending on whether the shares are held in tax-advantaged accounts such as individual retirement accounts (“IRAs”).

Q.   Can I purchase, redeem, or exchange shares of the Target Fund before the Reorganization takes place?

A.   Yes. The final date to purchase Target Fund shares or exchange shares of another Matthews Asia Funds mutual fund for Target Fund shares is on or about January 10, 2025. The final date to redeem Target Fund shares or exchange Target Fund shares for shares of another Matthews Asia Funds mutual fund is on or about February 11, 2025.

These dates may change if the Closing Date of the Reorganization changes or the Reorganization is not approved by shareholders of the Target Fund. Any changes to a Closing Date of the Reorganization will be communicated to shareholders.

If you redeem or exchange your Target Fund shares, you may recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

Q.   What happens if the Reorganization is not approved?

A.   The Reorganization will not be consummated unless it is approved by shareholders of the Target Fund. If the Reorganization is not approved by the Target Fund’s shareholders or does not close for any reason, such shareholders will remain shareholders of the Target Fund, and the Target Fund will continue to operate. The Board then will consider such other actions as it deems necessary or appropriate for the Target Fund.

Q.   Whom do I contact for further information?

A.   If you have questions, please call EQ Fund Solutions, our proxy solicitor, toll free at (866) 406-2283. You can also find information online at www.matthewsasia.com.

Important additional information about the Reorganization is set forth in the accompanying Proxy Statement/Prospectus. Please read it carefully.

PROXY STATEMENT/PROSPECTUS

Dated December 4, 2024

Matthews International Funds

dba Matthews Asia Funds

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

This Proxy Statement/Prospectus is being furnished to shareholders of the Matthews Asian Growth and Income Fund (the “Target Fund”), a series of Matthews International Funds (dba Matthews Asia Funds) (the “Trust”). As provided in an Agreement and Plan of Reorganization (the “Plan”), if approved by shareholders of the Target Fund, the Target Fund will be reorganized into the Matthews Emerging Markets Equity Fund (the “Acquiring Fund”), also a series of the Trust. Following the reorganization, the Target Fund will be liquidated (such reorganization and liquidation, the “Reorganization”). The Acquiring Fund is advised by Matthews International Capital Management, LLC (“Matthews”), the same investment adviser to the Target Fund. Following the completion of the Reorganization, the Acquiring Fund may be referred to as the “Combined Fund.”

The Board of Trustees of each Fund is comprised of the same individuals because both Funds are series of the Trust. The Board of Trustees of the Funds (the “Board”) has approved the Reorganization and recommends that shareholders vote “FOR” the Reorganization. The Board, including all of the Independent Trustees (i.e., Trustees who are not “interested persons” of the Funds as defined in the Investment Company Act of 1940 (the “1940 Act”)), determined that, for each Fund, participation in the Reorganization is in the best interests of the Fund and that the interests of existing Fund shareholders will not be diluted as a result of the Reorganization.

If approved by shareholders, the Reorganization will be accomplished in accordance with the Plan. The Plan provides for the transfer of all of the assets and liabilities of the Target Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Target Fund followed immediately by the distribution by the Target Fund to its shareholders of the portion of shares of the Acquiring Fund to which the shareholder is entitled in complete liquidation of the Target Fund. A copy of the form of the Plan pertaining to the Reorganization is included as Appendix A to this Proxy Statement/Prospectus.

For federal income tax purposes, the Reorganization is intended to be structured as a tax-free transaction for the Target Fund, the Acquiring Fund, and the shareholders of the Target Fund. If you remain a shareholder of the Target Fund on the Closing Date (as defined below) of the Reorganization, you will receive shares of the Acquiring Fund.

The Board has approved the Reorganization with respect to the Target Fund by which the Target Fund, a separate series of the Trust, an open-end management investment company, would be acquired by the Acquiring Fund, and has recommended that the shareholders of the Target Fund vote “FOR” the Reorganization. The Acquiring Fund and the Target Fund both seek long-term capital appreciation as their primary investment objective. The Target Fund also has a secondary investment objective to seek income. While the Acquiring Fund does not have a secondary income objective, historically it has provided a similar investment experience with respect to its dividend yield and its exposure to dividend-paying common stocks. The Acquiring Fund also has certain strategies that are similar and compatible with those of the Target Fund. The Target Fund and the Acquiring Fund, however, employ certain differing investment strategies to achieve their respective objectives, as discussed in more detail below. For more information on the Target Fund’s and the Acquiring Fund’s investment strategies, see “Summary—How do the Funds’ investment objectives, investment strategies, and fundamental investment policies compare?” below.

If the Reorganization is approved by shareholders, the Target Fund will transfer its assets to the Acquiring Fund. The Acquiring Fund will assume all of the liabilities of the Target Fund and will issue shares to the Target Fund in an amount equal to the aggregate net asset value of the outstanding shares of the Target Fund. Immediately thereafter, the Target Fund will distribute these shares of the Acquiring Fund to its shareholders. After distributing these shares, the Target Fund will be terminated as a series of the Trust. When the Reorganization is complete, the Target Fund’s shareholders will hold the same class of shares of the Acquiring Fund as they currently hold of the Target Fund. The aggregate net asset value of the Acquiring Fund shares received in the Reorganization will equal the aggregate net asset value of the Target Fund shares held by Target Fund shareholders immediately prior to the Reorganization. As a result of the Reorganization, however, a shareholder of the Target Fund will represent a smaller percentage of ownership in the Combined Fund than the shares held by those in the Target Fund prior to the Reorganization because the Combined Fund will be larger than the Target Fund.

This Proxy Statement/Prospectus sets forth concisely the information shareholders of the Target Fund should know when determining how to vote on the Reorganization and constitutes an offering of shares of the Acquiring Fund being issued in the Reorganization. Please read it carefully and retain it for future reference.

The Meeting is scheduled to occur on January 22, 2025. If approved by shareholders, the Reorganization is anticipated to occur after the close of trading on the following dates (the “Closing Date”):

Expected Closing Date
February 12, 2025

The Closing Date may be delayed. The Target Fund will publicly disclose any changes to the Closing Date.

In preparation for the closing of the Reorganization, the final date to purchase Target Fund shares or exchange shares of another Matthews Asia Funds mutual fund for Target Fund shares is on or about January 10, 2025. The final date to redeem Target Fund shares or exchange Target Fund shares for shares of another Matthews Asia Funds mutual fund is on or about February 12, 2025.

These dates may change if the Closing Date of the Reorganization changes or the Reorganization is not approved by shareholders of the Target Fund. Any changes to the Closing Date of the Reorganization will be communicated to shareholders.

If the Reorganization is approved by shareholders, any shares of the Target Fund that you hold after the final redemption dates listed above will be reorganized into shares of the Acquiring Fund as a result of the Reorganization.

This Proxy Statement/Prospectus, which you should read carefully and retain for future reference, sets forth concisely the information that you should know before investing. This Proxy Statement/Prospectus, which constitutes part of a Registration Statement filed by the Trust with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended, does not include certain information contained elsewhere in such Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits and amendments thereto for further information with respect to the Acquiring Fund and the shares offered. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents.

A statement of additional information relating to this Proxy Statement/Prospectus and the proposed Reorganization (the “Statement of Additional Information”), dated December 4, 2024, is available upon request and without charge by contacting the Funds. This Statement of Additional Information also is incorporated herein by reference and is legally deemed to be part of this Proxy Statement/Prospectus.

The following additional materials are incorporated herein by reference and are legally deemed to be part of this Proxy Statement/Prospectus.

●

Prospectus and Statement of Additional Information, each dated April  29, 2024, as supplemented, containing additional information about the Target Fund and the Acquiring Fund, which is on file with the SEC (File No. 811-08510) (Accession No. 0001193125-24-122238); and

●	Summary Prospectus of the Acquiring Fund dated April 29, 2024, as supplemented, which is on file with the SEC (File No. 811-08510) (Accession No. 0001193125-24-122566).

Except as otherwise described herein, the policies and procedures set forth herein relating to the shares of the Acquiring Fund will apply to the Institutional Class and Investor Class shares to be issued by the Acquiring Fund in connection with the Reorganization.

Each of the Funds is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”) and, in accordance therewith, files reports and other information, including proxy materials, with the SEC.

Copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge by calling or writing:

Matthews Asia Funds

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

1-800-789-ASIA (2742)

The prospectus and statement of additional information of the Target Fund and the Acquiring Fund are available at https://www.matthewsasia.com/resources/docs/fund-documents. The Annual Reports and Semi-Annual Reports of the Target Fund and the Acquiring Fund are available at https://www.matthewsasia.com/resources/docs/shareholder-reports.

All available materials have been filed with the SEC.

Each Fund also files proxy materials, information statements, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. These materials can be obtained electronically from the EDGAR database on the SEC’s Internet site (http://www.sec.gov) or, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

This Proxy Statement/Prospectus dated December 4, 2024, is expected to be mailed to shareholders of the Target Fund on or about December 9, 2024.

AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY

This is only a summary of certain information contained in this Proxy Statement/Prospectus. Shareholders should carefully read the more complete information in the rest of this Proxy Statement/Prospectus, including the Plan relating to the Reorganization, a form of which is attached to this Proxy Statement/Prospectus in Appendix A, and the Acquiring Fund prospectus, which accompanies this Proxy Statement/Prospectus. For purposes of this Proxy Statement/Prospectus, the terms “shareholder,” “you,” and “your” refer to shareholders of the Target Fund.

What is happening to the Target Fund?

It is proposed that, subject to shareholder approval, the Target Fund will be reorganized into the Acquiring Fund. Following the reorganization, the Target Fund will be liquidated. The Acquiring Fund is advised by Matthews International Capital Management, LLC (“Matthews”), the same investment adviser for the Target Fund. Following the completion of the Reorganization, the Acquiring Fund may be referred to as the “Combined Fund.”

If approved by shareholders, your Target Fund shares will be exchanged for the same class of shares of the Acquiring Fund with the same aggregate net asset value of the Target Fund shares that you currently hold. It is currently anticipated that the reorganization of the Target Fund will be effected on a tax-free basis for federal income tax purposes.

The reorganization of the Target Fund into the Acquiring Fund, along with the subsequent liquidation of the Target Fund, is referred to in this Proxy Statement/Prospectus as the “Reorganization,” and the Reorganization will be accomplished in accordance with an Agreement and Plan of Reorganization (the “Plan”). For reference purposes, the Target Fund and the Acquiring Fund are listed in the chart below.

Target Fund	Acquiring Fund
Matthews Asian Growth and Income Fund	Matthews Emerging Markets Equity Fund

How will the Reorganization be implemented?

A Special Meeting of Shareholders (the “Meeting”) is scheduled to occur on January 22, 2025, for purposes of voting on the Reorganization. If approved by shareholders of the Target Fund, the Plan provides for the transfer of all of the assets and liabilities of the Target Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund having an aggregate net asset value (“NAV”) equal to the aggregate net asset value of the Target Fund followed immediately by the distribution by the Target Fund to its shareholders of the portion of shares of the Acquiring Fund to which the shareholder is entitled in complete liquidation of the Target Fund.

After shares of the Acquiring Fund are distributed to the Target Fund’s shareholders, the Target Fund will be completely liquidated and dissolved. As a result of the Reorganization, you will cease to be a shareholder of the Target Fund and will become a shareholder of the Acquiring Fund. This exchange will occur after the close of business on the Closing Date of the Reorganization, which is the specific date on which the Reorganization takes place. Subject to receiving shareholder approval, the expected Closing Date of the Reorganization is indicated below:

Expected Closing Date
February 12, 2025

The Closing Date may be delayed. The Target Fund will publicly disclose any changes to the Closing Date.

Why is the Reorganization being proposed and did the Board approve the Reorganization?

After consideration of all relevant factors, including the potential impact of the Reorganization on the Target Fund’s shareholders, the Target Fund’s investment adviser, Matthews, proposed that the Target Fund be reorganized into the Acquiring Fund because Matthews believes that the Reorganization is in the best interests of shareholders of both the Target Fund and the Acquiring Fund. In recommending the Reorganization to the Board of Trustees of the Trust, Matthews noted that approximately 80% of the companies comprising the emerging markets equity investment universe (as represented by the MSCI Emerging Markets Index) are located in Asia, and, therefore, that there is a substantial overlap between an investment strategy focused on emerging market equity securities and one focused on growth and income-generating securities in the Asian region. Further, Matthews noted that the broader emerging markets universe in which the Acquiring Fund operates should benefit shareholders of the Target Fund and will have the potential to improve long-term performance for those shareholders. Matthews further believes that it is in the best interests of the Target Fund to combine the Target Fund’s assets with a fund with a lower overall expense structure and generally better performance, recognizing that the Acquiring Fund has a shorter operating history. Matthews also believes that the Acquiring Fund’s investment objective and strategies make it a compatible fund within the Trust for a reorganization with the Target Fund. Matthews believes that continuing to operate the Target Fund as currently constituted is not in the long-term best interests of the Target Fund. Matthews also believes that both Funds may benefit from potential operating efficiencies and economies of scale that may be achieved by combining the Funds’ assets in the Reorganization. As a result, Matthews determined it prudent to recommend the Reorganization to the Board of Trustees of the Trust and shareholders of the Target Fund.

The Board, including all of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (together, the “Independent Trustees”), determined that, with respect to the Reorganization, participation in the Reorganization is in the best interests of each Fund and the interests of the existing shareholders of the Funds, as applicable, will not be diluted as a result of the Reorganization. The Board made this determination based on various factors that are discussed in this Proxy Statement/Prospectus, under the discussion of the Reorganization in the section entitled “Reasons for the Reorganization.”

How will the Reorganization affect me?

When the Reorganization is consummated, you will cease to be a shareholder of the Target Fund and will become a shareholder of the Acquiring Fund. As described in more detail above, upon completion of the Reorganization, you will receive the same class of shares of the Acquiring Fund having an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund you owned on the Closing Date of the Reorganization.

What happens if the Reorganization is not approved?

The Reorganization will not be consummated unless it is approved by shareholders of the Target Fund. If the Reorganization is not approved by the Target Fund’s shareholders or does not close for any reason, such shareholders will remain shareholders of the Target Fund, and the Target Fund will continue to operate. The Board then will consider such other actions as it deems necessary or appropriate for the Target Fund.

What happens if the Reorganization is approved by shareholders and I do not want to own shares of the Acquiring Fund?

If the Reorganization is approved and you do not want to receive shares of the Acquiring Fund in connection with the Reorganization, you may redeem your shares of the Target Fund or you may exchange those shares for shares of another eligible mutual fund managed by Matthews prior to the closing of the Reorganization. If a Target Fund shareholder redeems his or her shares and such shares are held in a taxable account, the shareholder will recognize a taxable gain or loss based on the difference between the redeeming shareholder’s tax basis in the shares and the amount that the redeeming shareholder receives for them. Shareholders of the Target Fund may exchange their Target Fund shares for shares of the same class of any other mutual fund series of the Trust generally without paying any additional sales charges, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund and the shareholder is eligible to invest in such shares. Such an exchange of shares for shares in another fund will generally result in the recognition of taxable gain or loss for shareholders holding shares in a taxable account.

Who will bear the costs associated with the Reorganization?

Matthews has agreed to pay 30% of the expenses incurred in connection with the preparation and distribution of the Proxy Statement/Prospectus and the solicitation of proxies, including all direct and indirect expenses and out-of-pocket costs other than any transaction costs relating to the sale of the Target Fund’s portfolio securities prior to or after the closing of the Reorganization. The remaining expenses will be shared by the Target Fund and Acquiring Fund in proportion to each Fund’s net assets, subject to applicable expense limitations for each Fund. Matthews estimates that these expenses will be approximately $565,000, such that Matthews, the Target Fund and the Acquiring Fund would bear approximately $169,500, $366,677 and $28,823 of those expenses, respectively, without taking into account each Fund’s expense limitations.

Matthews has estimated that the brokerage commission and other portfolio transaction costs relating to the realignment of the Target Fund’s portfolio prior to the Reorganization will be approximately $400,000 equal to approximately 0.14% of the Target Fund’s assets or, based on shares outstanding as of September 30, 2024, $0.02 per share. These costs will be borne by the Target Fund and indirectly by the Target Fund’s shareholders (including Target Fund shareholders who receive shares of the Acquiring Fund in the Reorganization). Please refer to “Information about the Reorganization – Who will pay the expenses of the Reorganization?” for additional information about the expenses associated with the Reorganization.

What are the U.S. federal income tax consequences of the Reorganization?

As a condition to the closing of the Reorganization, the Target Fund and the Acquiring Fund must receive an opinion of Paul Hastings LLP to the effect that the Reorganization will constitute a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that neither you nor, in general, the Target Fund will recognize gain or loss as a direct result of the Reorganization of the Target Fund, and the holding period and aggregate tax basis for the Acquiring Fund shares that you receive will be the same as the holding period and aggregate tax basis of the Target Fund shares that you surrender in the Reorganization. Capital gains from securities sales by the Target Fund prior to the Reorganization may be distributed by the Acquiring Fund after the Reorganization. Prior to the consummation of the Reorganization, you may redeem your Target Fund shares, generally resulting in the recognition of gain or loss for U.S. federal income tax purposes based on the difference between your tax basis in the shares and the amount you receive for them.

While the portfolio managers of the Acquiring Fund anticipate retaining a portion of the Target Fund’s holdings following the closing of the Reorganization, if the Reorganization is approved by shareholders, the portfolio managers of the Target Fund do anticipate selling a material portion (approximately 76%) of the holdings of the Target Fund in preparation for the Reorganization. The extent of these sales is primarily to make the Target Fund’s existing holdings more consistent with the principal investment strategies for the Acquiring Fund. While certain securities of the Target Fund satisfy the investment policies and restrictions of the Acquiring Fund, the Target Fund intends to utilize the proceeds from such sales to allow reinvestment in assets that are more consistent with the Acquiring Fund’s investment process and strategies. During this period, the Target Fund may deviate from its principal investment strategies. Matthews has estimated that the brokerage commission and other portfolio transaction costs relating to the realignment of the Target Fund’s portfolio prior to the Reorganization will be approximately $400,000 equal to approximately 0.14% of the Target Fund’s assets or, based on shares outstanding as of September 30, 2024, $0.02 per share. These costs will be borne by the Target Fund.

Whether certain of the Target Fund’s portfolio holdings are sold will depend upon market conditions and portfolio composition of the Funds at the time of the Reorganization. The tax impact of any such sales will depend on the difference between the price at which such portfolio holdings are sold and the Target Fund’s tax basis in such holdings. Any capital gains recognized in these sales on a net basis prior to the closing of the Reorganization will be distributed, if required, to the shareholders of the Target Fund as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale. Any capital gains recognized in these sales on a net basis following the closing of the Reorganization will be distributed, if required, to the Combined Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale. Matthews does not expect that there will be any capital gains recognized as a result of these portfolio transactions and, therefore, does not anticipate that shareholders of the Target Fund or the Combined Fund will receive a special capital gains distribution arising out of those sales. However, in the event of any such distributions, those distributions could be taxable for shareholders depending on whether the shares are held in tax-advantages accounts such as IRAs.

How do the Funds’ investment objectives, investment strategies, and fundamental investment policies compare?

The Target Fund and the Acquiring Fund have compatible investment objectives and fundamental investment policies. The Acquiring Fund also has certain strategies that are similar and compatible with those of the Target Fund. The Target Fund and the Acquiring Fund, however, employ certain differing investment strategies to achieve their respective objectives, as discussed in more detail below.

Investment Objectives and Investment Strategies

Investment Objectives

Both the Target Fund and the Acquiring Fund have the same primary investment objective to seek long-term capital appreciation. The Target Fund also has a secondary fundamental investment objective to seek income. The investment objective of each Fund is fundamental, which means that it cannot be changed without a vote of a majority of the voting securities of the applicable Fund. Since its inception on April 30, 2020, the Acquiring Fund has invested between approximately 61% and 84% of its net assets in income-generating securities, with approximately 80% of the Acquiring Fund’s net assets invested in income-generating securities as of September 30, 2024. Therefore, Matthews views the Acquiring Fund’s level of income production as compatible with the secondary investment objective of the Target Fund.

Principal Investment Strategies

The Acquiring Fund currently seeks to achieve its goals by investing under normal circumstances at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in emerging market countries. A portion of these common and preferred stocks will generally include income-generating securities. Since its inception on April 30, 2020, the Acquiring Fund has invested between approximately 61% and 84% of its net assets in income-generating securities, with approximately 80% of the Acquiring Fund’s net assets invested in income-generating securities as of September 30, 2024. Emerging market countries generally include every country in the world except the United States, Australia, Canada, Hong Kong, Israel, Japan, New Zealand, Singapore and most of the countries in Western Europe. Certain emerging market countries may also be classified as “frontier” market countries, which are a subset of emerging market countries with newer or even less developed economies and markets, such as Sri Lanka and Vietnam. The list of emerging market countries and frontier market countries may change from time to time.

The Target Fund seeks to achieve its goals by investing under normal circumstances at least 80% of its net assets, which include borrowings for investment purposes, in dividend-paying common stock, preferred stock and other equity securities, and convertible securities as well as fixed-income securities, of any duration or quality, including high yield securities (also known as “junk bonds”), of companies located in Asia, which consists of all countries and markets in Asia, including developed, emerging, and frontier countries and markets in the Asian region.

A company or other issuer is considered to be “located” in a country or a region, and a security or instrument is deemed to be an Asian (or specific country) security or instrument, if it has substantial ties to that country or region. Matthews currently makes that determination based primarily on one or more of the following criteria: (A) with respect to a company or issuer, whether (i) it is organized under the laws of that country or any country in that region; (ii) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, or has at least 50% of its assets located, within that country or region; (iii) it has the primary trading markets for its securities in that country or region; (iv) it has its principal place of business in or is otherwise headquartered in that country or region; or (v) it is a governmental entity or an agency, instrumentality or a political subdivision of that country or any country in that region; and (B) with respect to an instrument or issue, whether (i) its issuer is headquartered or organized in that country or region; (ii) it is issued to finance a project that has at least 50% of its assets or operations in that country or region; (iii) it is at least 50% secured or backed by assets located in that country or region; (iv) it is a component of or its issuer is included in the Fund’s primary benchmark index; or (v) it is denominated in the currency of an Asian country (or other specific country) and addresses at least one of the other above criteria. The term “located” and the associated criteria listed above have been defined in such a way that Matthews has latitude in determining whether an issuer should be included within a region or country. Each Fund may also invest in depositary receipts, including American, European and Global Depositary Receipts.

For each Fund, Matthews expects that the companies in which the Fund invests typically will be of medium or large size, but both the Acquiring Fund and the Target Fund may invest in companies of any size. Matthews measures a company’s size with respect to fundamental criteria such as, but not limited to, market capitalization, book value, revenues, profits, cash flow, dividends paid and number of employees. The implementation of the principal investment strategies of each Fund may result in a significant portion of each Fund’s assets being invested from time to time in one or more sectors, but each Fund may invest in companies in any sector.

Each Fund’s principal investment strategies may be changed without shareholder approval.

The Combined Fund’s principal investment strategies will be those of the Acquiring Fund.

Fundamental Investment Policies

The Target Fund and the Acquiring Fund have adopted compatible fundamental investment policies, which may not be changed without prior shareholder approval. The fundamental investment policies for the Acquiring Fund and the Target Fund are listed in the statement of additional information dated April 29, 2024, as supplemented, which is incorporated by reference into the Statement of Additional Information, and is available upon request.

The Target Fund currently operates with two fundamental restrictions that the Acquiring Fund has not adopted: (A) the Target Fund is prohibited from owning more than 10% of outstanding voting securities of any one issuer; and (B) the Target Fund is prohibited from investing more than 5% of its assets in companies that are under three years old.

In addition, as noted above, the Target Fund has a secondary fundamental investment objective to seek income. Since its inception on April 30, 2020, the Acquiring Fund has invested between approximately 61% and

84% of its net assets in income-generating securities, with approximately 80% of the Acquiring Fund’s net assets invested in income-generating securities as of September 30, 2024. Therefore, Matthews views the Acquiring Fund’s level of income production as compatible with the secondary investment objective of the Target Fund.

What are the principal risks of an investment in the Acquiring Fund?

An investment in the Acquiring Fund has some risks that are similar to those of an investment in the Target Fund and some that are different. For further information about the risks of investments in the Funds, see the section entitled “Comparison of the Funds’ Risks” below.

How will the Reorganization affect my fees and expenses?

The Acquiring Fund and the Target Fund have the same management fee. Although the Acquiring Fund’s gross expense ratio is higher than each class of the Target Fund, Matthews has agreed to waive fees and reimburse expenses through April 30, 2026, such that after waivers, the Acquiring Fund will have a lower net expense ratio than each share class of the Target Fund. If the operating expenses fall below the expense limitation within three years after Matthews has made a waiver or reimbursement, the Acquiring Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2026 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

A comparison of the fees and expenses of the Target Fund and Acquiring Fund is provided below under the heading, “What are the fees and expenses of the Funds and what might they be after the Reorganization?”

How will shareholder voting be handled?

Shareholders who own shares of the Target Fund at the close of business on December 2, 2024 (the “Record Date”), will be entitled to vote at the Meeting, and will be entitled to one vote for each share they hold. Approval of the Reorganization by the Target Fund requires the affirmative vote of the holders of a majority of the outstanding voting securities of the Target Fund (as defined in the 1940 Act). The 1940 Act defines “a majority of the outstanding voting securities” of the Target Fund as (a) 67% or more of the voting securities present at the Meeting if the holders of more than 50% of the outstanding voting securities of the Target Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Target Fund, whichever is less (a “1940 Act Majority Vote”). EQ Fund Solutions has been retained by the Target Fund to assist in the solicitation of proxies and collect and tabulate shareholder votes. EQ Fund Solutions is not affiliated with the Funds.

Please vote by proxy as soon as you receive this Proxy Statement/Prospectus. You may cast your vote by completing, signing, and mailing the enclosed proxy card, by calling the number on the enclosed proxy card, or, online by following the online instructions if your account is eligible. If you vote by any of these methods, the persons appointed as proxies will officially cast your votes on your behalf at the Meeting. You may also attend the Meeting and cast your vote at the Meeting.

You can revoke your proxy or change your voting instructions at any time until the vote is taken at the Meeting. For more details about shareholder voting, see “Voting Information” below.

THE BOARD, ON BEHALF OF THE TARGET FUND, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE REORGANIZATION.

PROPOSAL: REORGANIZATION OF MATTHEWS ASIAN GROWTH AND INCOME FUND INTO MATTHEWS EMERGING MARKETS EQUITY FUND

COMPARISON OF SOME IMPORTANT FEATURES OF THE FUNDS

How do the performance records of the Funds compare?

The following bar charts and tables illustrate the risks of investing in each Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of one or more broad-based securities indices. Of course, past performance is not necessarily an indication of how a Fund will perform in the future.

Calendar Year Total Returns, as of December 31 each year for

Investor Class Shares of the Target Fund (Matthews Asian Growth and Income Fund)

During the period shown in the bar chart, the highest return for a quarter was 15.52% (quarter ended December 31, 2020) and the lowest return for a quarter was -18.88% (quarter ended March 31, 2020).

Average Annual Total Returns (For the periods ended December 31, 2023)

	1 Year	5 Years	10 Years	Since Inception (10-29-10)	Since Inception (9-12-94)
Institutional Class Shares	3.39%	2.92%	1.95%	3.05%	N/A
Investor Class Shares	3.33%	2.78%	1.81%	N/A	7.61%
MSCI All Country Asia ex Japan Index	6.34%	4.01%	4.17%	3.85%[1]	4.13%[2]

1 Calculated from 10-29-10.

2 Calculated from 8-31-94.

Calendar Year Total Returns, as of December 31 each year for

Investor Class Shares of the Acquiring Fund (Matthews Emerging Markets Equity Fund)

During the period shown in the bar chart, the highest return for a quarter was 22.15% (quarter ended December 31, 2020) and the lowest return for a quarter was -14.96% (quarter ended June 30, 2022).

Average Annual Total Returns (For the periods ended December 31, 2023)

	1 Year	Since Inception (4-30-20)
Institutional Class Shares	8.63%	9.25%
Investor Class Shares	8.43%	9.04%
MSCI Emerging Markets Index	10.27%	5.82%

Because the Combined Fund will most closely resemble the Acquiring Fund, the Acquiring Fund will be the accounting survivor of the Reorganization. The Combined Fund will also maintain the performance history of the Acquiring Fund at the closing of the Reorganization.

How do the procedures for purchase, redemption and valuation of shares of the Funds compare?

Procedures for the purchase, redemption and valuation of shares of the Target Fund and the Acquiring Fund are identical. Information about the Funds’ procedures for the purchase, redemption and valuation of shares is contained in the prospectuses and statement of additional information of the Target Fund and Acquiring Fund.

What are the fees and expenses of the Funds and what might they be after the Reorganization?

Fee Table

Fee Table of the Target Fund, the Acquiring Fund and the Pro Forma Combined Fund

(as of September 30, 2024 (unaudited))

The fee table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Funds. The percentages presented in the fee table are fees and expenses as of September 30, 2024 (annualized) for each class of shares of the Funds, and estimated pro forma fees and expenses attributable to each class of shares of the Pro Forma Combined Fund as of September 30, 2024 (annualized), assuming the Reorganization had taken place on September 30, 2024. Future fees and expenses may be greater or less than those indicated below.

	Actual			Actual
	Target Fund (Matthews Asian Growth and Income Fund)	Acquiring Fund (Matthews Emerging Markets Equity Fund)	Pro Forma Combined Fund	Target Fund (Matthews Asian Growth and Income Fund)	Acquiring Fund (Matthews Emerging Markets Equity Fund)	Pro Forma Combined Fund
	Institutional Class	Institutional Class	Institutional Class	Investor Class	Investor Class	Investor Class

Shareholder Fees (fees paid directly from your investment)
Maximum Account Fee on Redemptions (for wire redemptions only)	$9	$9	$9	$9	$9	$9
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%
Service (12b-1) Fees	None	None	None	None	None	None
Other Expenses	0.45%	1.32%	0.47%	0.56%	1.53%	0.58%
Administrative and Shareholder Servicing Fees	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
Total Annual Fund Operating Expenses	1.16%	2.03%	1.18%	1.27%	2.24%	1.29%
Fee Waiver and Expense Reimbursement	N/A	-1.13%[1]	-0.28%[1]	N/A	-1.09%[1]	-0.28%[1]
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.16%	0.90%	0.90%	1.27%	1.15%	1.01%

1 Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class of the Acquiring Fund and the Combined Fund to 0.90%, first by waiving class specific expenses (e.g., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses (e.g., custody fees) of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 0.90% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class of the Acquiring Fund and the Combined Fund. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class of the Acquiring Fund and the Combined Fund may vary from year to year and will in some years exceed 0.90%. If the operating expenses fall below the expense limitation within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2026 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

Expense Example

The Example is meant to help you compare the cost of investing in the Acquiring Fund with the cost of investing in the Target Fund.

The Example assumes that you invest $10,000 in the Funds for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses are equal to the total annual fund operating expenses. Pro forma numbers are estimated in good faith and are hypothetical. Pro forma numbers do not reflect any potential liquidation of shareholders associated with the Reorganization. The example for the Acquiring Fund and the Combined Fund reflects the expense limitation for the one-year period only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Matthews Asian Growth and Income Fund — Target Fund

Institutional Class	$118	$368	$638	$1,409

Investor Class	$129	$403	$697	$1,534

Matthews Emerging Markets Equity Fund — Acquiring Fund

Institutional Class	$92	$527	$989	$2,268

Investor Class	$117	$595	$1,100	$2,490

Pro Forma — Combined Fund

Institutional Class	$92	$347	$622	$1,407

Investor Class	$103	$381	$681	$1,532

How do the portfolio turnover rates of the Funds compare?

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example of fund expenses, affect the Fund’s performance. During the most recent fiscal year, the Target Fund’s portfolio turnover rate was 12% of the average value of its portfolio. For the same period, the Acquiring Fund’s portfolio turnover rate was 26%.

What are the Funds’ income and capital gain distribution policies?

The distribution policies of the Target Fund are similar to the Acquiring Fund. With respect to the timing of distributions, however, the Target Fund generally distributes net investment income semi-annually in June and December and the Acquiring Fund distributes net investment income annually in December. With respect to each Fund, any net realized gain from the sale of portfolio securities and net realized gains from foreign currency transactions are distributed at least once each year unless they are used to offset losses carried forward from prior years.

Who manages the Funds?

The Target Fund and Acquiring Fund are each series of the Trust. The Trust is governed by the Board, which is responsible for overseeing all business activities of the Funds.

Matthews is the investment adviser to the Target Fund and the Acquiring Fund. Matthews is located at Four Embarcadero Center, Suite 550, San Francisco, CA 94111. Matthews was founded in 1991 by G. Paul Matthews. Matthews specializes in managing portfolios of Asian and emerging markets securities.

The Funds’ portfolio management teams are composed as follows:

Fund	Portfolio Managers
Matthews Asian Growth and Income Fund — Target Fund	Kenneth Lowe, CFA, Lead Manager Siddhartha Bhargava, Co-Manager Elli Lee, Co-Manager
Matthews Emerging Markets Equity Fund — Acquiring Fund	Sean Taylor, Lead Manager Alex Zarechnak, Lead Manager Andrew Mattock, CFA, Co-Manager Peeyush Mittal, CFA, Co-Manager Jeremy Sutch, CFA, Co-Manager

The Target Fund is managed by Kenneth Lowe, CFA, as Lead Manager. The Lead Manager is supported by and consults with the Target Fund’s Co-Managers, Siddhartha Bhargava and Elli Lee.

Mr. Lowe, Lead Manager of the Target Fund, joined Matthews in 2010. He manages the firm’s Asian Growth and Income and Asia Dividend Strategies. Before joining Matthews, he was an Investment Manager on the Asia and Global Emerging Market Equities Team at Martin Currie Investment Management in Edinburgh, Scotland. Kenneth received an M.A. in Applied Mathematics and Economics from the University of Glasgow. Mr. Lowe has been a Portfolio Manager of the Target Fund since 2011.

Mr. Bhargava, Co-Manager of the Target Fund, joined Matthews in 2011. He co-manages the firm’s Asian Growth and Income and Asia Dividend Strategies. Before joining Matthews, he was an Investment Analyst at Navigator Capital. Mr. Bhargava also served as a credit and debt market research assistant to Dr. Edward Altman at the New York University Salomon Center. From 2005 to 2008, he was a Credit Analyst at Sandell Asset Management. Siddharth received a B.A. in Economics from the University of Virginia and an MBA from the Stern School of Business at New York University. He is fluent in Hindi and conversational in German. Mr. Bhargava managed the Target Fund since 2021.

Ms. Lee, Co-Manager of the Target Fund, joined Matthews in 2016. She manages the firm’s Korea Strategy and co-manages the firm’s Asia Dividend, China Dividend and Asian Growth and Income Strategies. Before joining Matthews, Ms. Lee worked at Bank of America Merrill Lynch for 10 years, most recently in Korean Equity Sales and previously as an Equity Research Analyst covering South Korea’s engineering, construction, steel and education sectors. From 2003 to 2005, she was an Investor Relations Specialist at Hana

Financial Group in Seoul. Ms. Lee earned a Master of Science in Global Finance from the Hong Kong University of Science and Technology Business School and New York University Stern School of Business, and received a B.A. in Economics from Bates College. She is fluent in Korean. Ms. Lee has been a Portfolio Manager of the Target Fund since 2023.

The Acquiring Fund is managed by Sean Taylor and Alex Zarechnak as Lead Managers. The Lead Managers are supported by and consult with the Acquiring Fund’s Co-Managers, Andrew Mattock, CFA, Peeyush Mittal, CFA, and Jeremy Sutch, CFA.

Mr. Taylor, Lead Manager of the Acquiring Fund, joined Matthews as Chief Investment Officer and Portfolio Manager in 2023. He manages the firm’s Pacific Tiger, Emerging Markets Equity and Asia ex Japan Total Return Equity Strategies and co-manages the firm’s Emerging Markets ex China Strategy. Before joining Matthews, Mr. Taylor was Chief Investment Officer APAC, Global Head of Emerging Markets Equity at DWS Group based in Hong Kong since 2013. From 2004 to 2011, he was an Investment Director at GAM Investments, based in London and Dubai. From 1997 to 2004, he was at Societe Generale as Head of International and Emerging Markets. Mr. Taylor has over 30 years of experience, including more than a decade as a CIO. He has overseen a number of emerging markets active strategies, including Latin America, India, China, Brazil, and Russia as well as international and global strategies during his career. He received his MBA from Manchester Business School and is a graduate of the Royal Military Academy, Sandhurst. Mr. Taylor has been a Portfolio Manager of the Acquiring Fund since 2023.

Mr. Zarechnak, Lead Manager of the Acquiring Fund, joined Matthews in 2020. He manages the firm’s Emerging Markets Equity and Emerging Markets ex China Strategies and co-manages the firm’s Emerging Markets Small Companies, Emerging Markets Discovery and Emerging Markets Sustainable Future Strategies. Before joining Matthews, he spent a total of 15 years (1998–2006 and 2012–2019) at Wellington Management as an analyst for the firm’s flagship Emerging Markets Equity Fund as a generalist first covering CEEMEA, then Latin America. From 2006 to 2012, he was a regional equity analyst at Capital Group, covering Emerging Markets with a focus on energy, telecoms and consumer sectors in Latin America and CEEMEA. Mr. Zarechnak began his Emerging Markets career as a Russia equity analyst with Templeton Emerging Markets, based in Moscow. He earned a B.A. in Economics and Government from the College of William and Mary. He is fluent in Russian. Mr. Zarechnak has been a Portfolio Manager of the Acquiring Fund since 2022.

Mr. Mattock, Co-Manager of the Acquiring Fund, joined Matthews in 2015. He manages the firm’s China, China Small Companies and China Discovery Strategies, and co-manages the firm’s Pacific Tiger, China Dividend, and Emerging Markets Equity Strategies. Before joining Matthews, he was a Fund Manager at Henderson Global Investors for 15 years, first in London and then in Singapore, managing Asia Pacific equities. Mr. Mattock holds a Bachelor of Business majoring in Accounting from Australian Catholic University. He began his career at PricewaterhouseCoopers LLP and qualified as a Chartered Accountant. Mr. Mattock has been a Portfolio Manager of the Acquiring Fund since 2023.

Mr. Mittal, Co-Manager of the Acquiring Fund, joined Matthews in 2015. He manages the firm’s India Strategy and co-manages the firm’s Emerging Markets Equity, Emerging Markets ex China, Pacific Tiger and Asia Growth Strategies. Before joining Matthews, he spent over three years at Franklin Templeton Asset Management India, most recently as a Senior Research Analyst. Previously, he was with Deutsche Asset & Wealth Management New York, from 2009 to 2011, researching U.S. and European stocks in the industrials and materials sectors. Mr. Mittal began his career in 2003 with Scot Forge as an Industrial Engineer, and was responsible for implementing Lean Manufacturing systems on the production shop floor. He earned his M.B.A from The University of Chicago Booth School of Business. He received a Master of Science in Industrial Engineering from The Ohio State University and received a Bachelor of Technology in Metallurgical Engineering from The Indian Institute of Technology Madras. He is fluent in Hindi. Mr. Mittal has been a Portfolio Manager of the Acquiring Fund since 2023.

Mr. Sutch, Co-Manager of the Acquiring Fund, joined Matthews in 2015. He manages the firm’s Emerging Markets ex China Strategy, and co-manages the Emerging Markets Equity, Emerging Markets Small Companies, Emerging Markets Discovery, Asia Small Companies, Asia ex Japan Total Return Equity and Pacific Tiger Strategies. Before joining Matthews, he was Director and Global Head of Emerging Companies at Standard Chartered Bank in Hong Kong from 2012 to 2015, responsible for the fundamental analysis of companies in Asia, with a particular focus on small- and mid-capitalization companies. From 2009 to 2012, he was Managing Director at MJP Capital in Hong Kong, which he co-founded. His prior experience has included managing small-cap equities at Indus Capital Advisors and serving as Head of Hong Kong Research for ABN AMRO Asia Securities. Jeremy earned an M.A. in French and History from the University of Edinburgh. Mr. Sutch has been a Portfolio Manager of the Acquiring Fund since 2023.

The Portfolio Managers of the Acquiring Fund will be the Portfolio Managers of the Combined Fund.

Matthews may delegate certain portfolio management activities with respect to the Funds to a wholly owned subsidiary based outside of the United States. Any such participating affiliate would enter into a participating affiliate agreement with Matthews related to the Funds, and Matthews would remain fully responsible for the participating affiliate’s services as if Matthews had performed the services directly. Any delegation of services in this manner would not increase the fees or expenses paid by the Funds, and would normally be used only where a portfolio manager or other key professional is located in the country where the subsidiary is based.

Investment Advisory Agreement

Pursuant to the Trust’s Investment Advisory Agreement with Matthews (the “Advisory Agreement”), each of the Target Fund and the Acquiring Fund pays Matthews 0.75% of the aggregate average daily net assets of the Fund up to $2 billion (including the assets of various other series of the Trust, referred to as the “Family Priced Funds”), 0.6834% of the aggregate average daily net assets of the Fund and other Family Priced Funds over $2 billion up to $5 billion, 0.65% of the aggregate average daily net assets of the Fund and other Family Priced Funds over $5 billion up to $25 billion, 0.64% of the aggregate average daily net assets of the Fund and other Family Priced Funds over $25 billion up to $30 billion, 0.63% of the aggregate average daily net assets of the Fund and other Family Priced Funds over $30 billion up to $35 billion, 0.62% of the aggregate average daily net assets of the Fund and other Family Priced Funds over $35 billion up to $40 billion, 0.61% of the aggregate average daily net assets of the Fund and other Family Priced Funds over $40 billion up to $45 billion, and 0.60% of the aggregate average daily net assets of the Fund and other Family Priced Funds over $45 billion. The Funds shall pay to Matthews a monthly fee at the annual rate using the applicable management fee calculated based on the actual number of days of that month and based on such Funds’ average daily net assets for the month.

For the fiscal year ended December 31, 2023, each Fund paid investment management fees to Matthews as follows (as a percentage of average net assets):

Fund	Fee

Target Fund (Matthews Asian Growth and Income Fund)	0.68%

Acquiring Fund (Matthews Emerging Markets Equity Fund)	0.68%

The terms of the Advisory Agreement are identical and the services provided to each Fund under its Advisory Agreement are identical.

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement is available in the most recent annual report to shareholders.

INFORMATION ABOUT THE REORGANIZATION

Board Considerations Relating to the Reorganization

In considering and approving the Reorganization, the Board discussed Matthews’ views as to the future of the Target Fund, the current challenges faced by the Fund and the advantages of reorganizing it into the Acquiring Fund. The Board considered Matthews’ recommendation to approve the Reorganization at meetings held on May 15-16, 2024 and on August 27-28, 2024. Prior to approving the Reorganization, the Board reviewed substantial information and other materials provided prior to and during the meetings and at other meetings throughout the past year. Among other things, the Board reviewed, with the assistance of independent legal counsel, the overall proposal for the Reorganization, the principal terms and conditions of the Plan, including that the Reorganization be consummated on a tax-free basis.

In considering the Reorganization, the Board also took into account a number of factors. Some of the more prominent considerations are discussed further below. The Board considered the following matters, among others and in no order of priority:

●

The fact that the primary investment objective of the Target Fund is identical to the investment objective of the Acquiring Fund, that the Funds’ historical dividend yields and investment in dividend paying securities have been similar. The Board considered the fact that historically the Acquiring Fund has provided a similar investment experience to the Target Fund with respect to its dividend yield and its exposure to dividend-paying common stocks such that the Acquiring Fund’s investment strategies are compatible with the Target Fund’s secondary investment objective to seek income. The Board also considered the fact that certain strategies of the Target Fund and the Acquiring Fund are compatible, while others are different. See “Summary—How do the Funds’ investment objectives, investment strategies, and fundamental investment policies compare?”;

●	The fact that the Acquiring Fund has the same investment adviser as the Target Fund and the Board will continue to oversee the Acquiring Fund;

●

The fact that over 75% of the companies comprising the emerging markets equities investment universe are located in Asia, and therefore that there is an overlap between an investment strategy focused on emerging markets equity investments and one focused on growth and income-generating securities in the Asian region;

●

The fact that the Target Fund has a narrower geographic universe, limited by its focus on Asia as compared to the Combined Fund. The Board of Trustees considered Matthews view that shareholders of the Target Fund may benefit from a more geographically diverse investment strategy;

●	The possibility that the Combined Fund is more likely to achieve further operating efficiencies and economies of scale from its larger net asset size compared to the Target Fund;

●	The fact that each Fund has the same investment advisory contract and that the advisory fee for both Funds is the same;

●

The expectation that the Combined Fund will have total annual operating expenses below those of the Target Fund due to Matthews’ implementation of an expense cap for the Combined Fund’s Institutional Class shares, which will also result in a reduction in the expense cap for the Investor Class shares;

●

A portion of the portfolio holdings of the Target Fund would be sold before the Reorganization would be completed or would not continue to be held by the Acquiring Fund after completion of the Reorganization;

●

The relative size of the Target Fund and the Acquiring Fund, the fact that the Target Fund has been experienced net redemptions, and Matthews’ view as to the limited prospects for further growth and continued long-term viability of the Target Fund;

●

The relative performance histories of each Fund over different time periods compared with each other and the fact that the Acquiring Fund has had generally better historical performance compared with the Target Fund, recognizing that the Acquiring Fund has had a shorter operating history. While not predictive of future results, the Board of Trustees also considered certain data with respect to the performance of each Fund as compared to the performance of its relevant peer group;

●	The Reorganization, as contemplated by the Plan, will be a tax-free reorganization;

●

The costs of the Reorganization, as set forth in the Plan, will be allocated between Matthews and the Funds, with Matthews paying 30% of the expenses and the Funds sharing the remaining expenses based on their relative net assets subject to applicable expense limitations for each Fund;

●	The interests of the current shareholders of the Target Fund and the Acquiring Fund will not be diluted as a result of the Reorganization;

●	The Target Fund shareholders will receive Acquiring Fund shares with the same aggregate net asset value as their Target Fund shares;

●

Shareholders who do not want to participate in the Reorganization will be able to redeem their shares of the Target Fund before the closing of the Reorganization without the imposition of any redemption fee, with the exception of the standard $9 fee for redemptions by wire; and

●

The possible alternatives to the Reorganization, including the potential liquidation of the Target Fund which would result in tax consequences to Target Fund shareholders who may welcome an exchange into the Acquiring Fund that are avoided in the Reorganization.

The Board also considered factors that may not weigh in favor the Reorganization, which include, but are not limited to, the following:

●

The fact that brokerage commissions and other portfolio transaction costs associated with the disposition of certain of the holdings of the Target Fund in preparation for the Reorganization will be borne by the Target Fund and indirectly by shareholders of the Target Fund; and

●

The fact that certain of the Combined Fund’s expenses may be higher than the expense structure of the Acquiring Fund. The Board noted, however, that the total operating expenses of the Combined Fund after giving effect to the expense cap (as described above) are estimated to be 12 basis points lower for the Institutional Class and 3 basis points lower for the Investor Class as compared to the corresponding classes of the Target Fund.

The Board also took into account that Matthews is subject to certain conflicts of interest in recommending the Reorganization. For example, the Board considered that the Reorganization may result in some benefits and economies of scale for Matthews, which may include, for example, a reduction in the level of operational expenses incurred for administrative, compliance and portfolio management services as a result of the elimination of the Target Fund as a separate series of the Trust. The Board also considered that there might be other benefits to Matthews as a result of the Reorganization, such as increasing asset levels for the Acquiring Fund which might assist the Acquiring Fund to obtain sufficient scale to reduce the level of required Matthews expense reimbursement necessary under the Acquiring Fund’s expense limitation agreement. After consideration of all of these matters, the Board, including all of the Independent Trustees, concluded that the Reorganization of the Target Fund into the Acquiring Fund would be in the best interests of the Target Fund and its shareholders, and that the Target Fund’s shareholders would not have their interests diluted as a result of the Reorganization. The determinations on behalf of each Fund were made on the basis of each Board member’s business judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD,

ON BEHALF OF THE TARGET FUND, UNANIMOUSLY RECOMMENDS

THAT YOU VOTE “FOR” THE REORGANIZATION

INFORMATION ABOUT THE PLAN

This is only a summary of the Plan. You should read the form of the Plan, which is attached as Appendix A to this Proxy Statement/Prospectus, for complete information about the Reorganization.

How will the Reorganization be implemented?

Subject to shareholder approval, the Reorganization will take place after various conditions are satisfied, including the preparation of certain documents. The Trust will determine the Closing Date on which the Reorganization will take place.

The Plan provides for the transfer of all of the assets and liabilities of the Target Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Target Fund followed immediately by the distribution by the Target Fund to its shareholders of the portion of shares of the Acquiring Fund to which the shareholder is entitled in complete liquidation of the Target Fund except as noted below.

Upon the closing of the Reorganization, shares of the Acquiring Fund will be transferred to each shareholder’s account. After shares of the Acquiring Fund are distributed to the Target Fund’s shareholders, the Target Fund will be completely liquidated and dissolved. As a result of the Reorganization, you will cease to be a shareholder of the Target Fund and will become a shareholder of the Acquiring Fund. This exchange will occur on the Closing Date of the Reorganization, which is the specific date on which the Reorganization takes place. The expected Closing Date of the Reorganization is indicated below:

Expected Closing Date
February 12, 2025

The Closing Date may be delayed. The Target Fund will publicly disclose any changes to the Closing Date.

The parties may agree to amend the Plan to the extent permitted by law. If the Trust determines, the Plan may be terminated or abandoned at any time before or, to the extent permitted by law, after approval of the Plan by shareholders of the Target Fund.

The Trust has made representations and warranties in the Plan that are customary in matters such as the Reorganization. The Plan contains a number of conditions precedent that must occur before the Target Fund or Acquiring Fund is obligated to proceed with the Reorganization. One of these conditions requires that the Trust shall have received a tax opinion from Paul Hastings LLP as described below that the consummation of the Reorganization will not result in the recognition of gain or loss for federal income tax purposes for the Target Fund, the Acquiring Fund or their shareholders.

Although Matthews does not anticipate that the Reorganization will be terminated, if the Reorganization is terminated, shareholders of the Target Fund would be notified of the change and the Target Fund would continue to operate as a mutual fund as a series of the Trust.

Who will pay the expenses of the Reorganization?

Matthews has agreed to pay 30% of the expenses incurred in connection with the Reorganization, including all direct and indirect expenses and out-of-pocket costs other than any transaction costs relating to the sale of the Target Fund’s portfolio securities prior to or after the closing of the Reorganization. The remaining expenses will be shared by the Target Fund and the Acquiring Fund in proportion to each Fund’s net assets, subject to applicable expense limitations for each Fund.

The costs of the Reorganization shall include, but not be limited to, costs associated with the preparation and filing of the Registration Statement, printing and distribution of the Proxy Statement/Prospectus and the solicitation of proxies, legal fees, accounting fees, and securities registration fees. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

The following estimated expenses represent management’s estimate of the professional fees, charges by service providers, proxy solicitation costs, and any costs related to the printing and mailing of this Proxy Statement/Prospectus, as measured in terms of total expenses and as a percentage of the Target Fund’s net assets. These expenses associated with the Reorganization are estimated to be approximately $565,000, such that Matthews, the Target Fund and the Acquiring Fund would bear approximately $169,500, $366,677 and $28,823 of those expenses, respectively, without taking into account each Fund’s expense limitations. The estimated expenses the Target Fund would bear for the Reorganization are expected to equal 0.12% of its net assets as of September 30, 2024.

In addition to the foregoing, management estimates that the Funds will incur the following transaction costs associated with the Reorganization, as measured in terms total expenses and as a percentage of the Target Fund’s average net assets as of September 30, 2024. The Adviser has estimated that the brokerage commission and other portfolio transaction costs relating to the realignment of the Target Fund’s portfolio prior to the Reorganization will be approximately $400,000 equal to approximately 0.14% of the Target Fund’s assets or, based on shares outstanding as of September 30, 2024, $0.02 per share. These costs will be borne by the Target Fund and indirectly by the Target Fund’s shareholders (including Target Fund shareholders who receive shares of the Acquiring Fund in the Reorganization).

What are the tax consequences of the Reorganization?

The following is a general summary of some of the important U.S. federal income tax consequences of the Reorganization, and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the U.S. Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and apply with respect to Target Fund shareholders that have their Target Fund shares exchanged for Acquiring Fund Shares. Individual shareholders should consult their own tax advisors as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances.

The Reorganization is intended to be a tax-free “reorganization” within the meaning of Section 368 of the Code for federal income tax purposes. As a condition to the consummation of the Reorganization, Paul Hastings LLP will deliver an opinion (“Tax Opinion”) to the Trust to the effect that, based on the facts and assumptions stated therein (as well as certain representations made on behalf of the Target Fund and the Acquiring Fund) and the existing federal income tax law, and conditioned on the Reorganization being completed in accordance with the Plan, for federal income tax purposes:

●

The Reorganization will qualify as a “reorganization” (as defined in Section 368(a)(1) of the Code), and each Fund will be a “party to the Reorganization” (within the meaning of Section 368(b) of the Code);

●	No Fund will recognize any gain or loss as a direct result of the Reorganization;

●	The Target Fund’s shareholders will not recognize any gain or loss on the exchange of their Target Fund shares for Acquiring Fund shares;

●

The aggregate tax basis in Acquiring Fund shares that the Target Fund shareholder receives pursuant to the Reorganization will be the same as the aggregate tax basis in the Target Fund shares the shareholder holds immediately before the Reorganization. The holding period for Acquiring Fund shares that the Target Fund shareholder receives pursuant to the Reorganization will include the holding period for the Target Fund shares the shareholder holds immediately before the Reorganization, provided that the shareholder holds the shares as capital assets at the time of the Reorganization;

●

The Acquiring Fund’s tax basis in each asset the Target Fund transfers to it will be the same as the Target Fund’s tax basis therein immediately before the Reorganization, and the Acquiring Fund’s holding period for each such asset will include the Target Fund’s holding period therefore immediately after the Reorganization; and

●	The Target Fund’s tax attributes enumerated in Section 381(c) of the Code will be taken into account by the Acquiring Fund without limitation.

None of the Funds have requested or will request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Reorganization.

The Tax Opinion is not binding on the IRS or the courts and is not a guarantee that the tax consequences of the Reorganization will be as described above. If the Reorganization were consummated but the IRS or the courts were to determine that the Reorganization did not qualify as a tax-free reorganization under the Code, and thus was taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund, and each shareholder of the Target Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it received. The tax year of the Target Fund is expected to continue with its Acquiring Fund, and the capital gains, if any, resulting from portfolio turnover prior to the Reorganization will be carried over to the Acquiring Fund. If the Reorganization were to end the tax year of the Target Fund (which is not the intended or expected plan as of the date of this Proxy Statement/Prospectus), it would accelerate distributions to shareholders from the Target Fund for its short tax year ending on the Closing Date. Such distributions may be taxable and would include any capital gains resulting from portfolio turnover prior to the Reorganization. If determined necessary by the Funds, the Target Fund will declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization. In addition, even if its tax year is expected to continue with its Acquiring Fund, the Target Fund, if determined to be preferable, may declare a distribution to shareholders prior to Reorganization. Capital gains from securities sales by the Target Fund prior to the Reorganization may be distributed by the Acquiring Fund after the Reorganization.

General Limitation on Losses. Assuming the Reorganization qualifies as tax-free Reorganization, as expected, the Acquiring Fund will succeed to the tax attributes of the Target Fund upon the closing of the Reorganization, including any capital loss carryovers that could have been used by the Target Fund to offset its future realized capital gains, if any, for federal income tax purposes. The capital loss carryovers of the Target Fund will be available to offset future gains recognized by the Combined Fund. Capital losses of the Target Fund may be carried forward indefinitely to offset future capital gains. Capital loss carryforwards of the Target Fund are expected to be subject to annual limitations consistent with U.S. tax regulations. As of September 30, 2024, the Target Fund had capital loss carryforwards of $24,542,384 that are not subject to expiration. As of September 30, 2024, the Acquiring Fund had capital loss carryforwards of $5,511,740 that are not subject to expiration.

The foregoing description of the U.S. federal income tax consequences of the Reorganization applies generally to shareholders who are not tax-exempt investors and does not take into account your particular facts and circumstances. Consult your own tax advisor about the effect of state, local, foreign, and other tax laws because this discussion only relates to U.S. federal income tax laws.

CAPITAL STRUCTURE AND SHAREHOLDER RIGHTS

The Target Fund and the Acquiring Fund are each series of the Trust, which was formed on April 13, 1994 under the laws of the State of Delaware, as a Delaware statutory trust, pursuant to a Trust Instrument dated April 8, 1994, as amended on June 27, 2022. The Trust is registered under the 1940 Act as an open-end management investment company. The operations of the Trust are governed by its Trust Instrument, By-Laws, and state law. The Trust also must adhere to the 1940 Act, the rules and regulations promulgated by the SEC thereunder, and any applicable state securities laws.

What are the capitalizations of the Funds?

The following tables set forth as of September 30, 2024: (i) the unaudited capitalization of the Target Fund, (ii) the unaudited capitalization of the Acquiring Fund, and (iii) the unaudited pro forma combined capitalization of the Combined Fund. The capitalizations are likely to be different when the Reorganization is scheduled to be completed as a result of daily share purchase and redemption activity. Pro forma numbers are estimated in good faith and are hypothetical. Pro forma numbers do not reflect any potential liquidation of shareholders associated with the Reorganization.

Target Fund (Matthews Asian Growth and Income Fund)

	Institutional Class	Investor Class	Target Fund Total

Net Assets:	$68,881,257	$226,885,204	$295,766,461

Shares Outstanding:	4,846,700	15,934,177	20,780,877

Net Assets Per Share:	$14.21	$14.24	N/A

Acquiring Fund (Matthews Emerging Markets Equity Fund)

	Institutional Class	Investor Class	Acquiring Fund Total

Net Assets:	$13,509,077	$9,785,764	$23,294,841

Shares Outstanding:	961,424	696,361	1,657,785

Net Assets Per Share:	$14.05	$14.05	N/A

Target Fund into Acquiring Fund Pro Forma Combined Fund(1)

	Institutional Class	Investor Class	Combined Fund Total

Net Assets:	$82,390,334	$236,670,968	$319,061,302

Shares Outstanding:	5,863,617	16,841,667	22,705,284

Net Assets Per Share:	$14.05	$14.05	N/A

(1)

The pro forma data reflects the combined assets after the reorganization of the Target Fund into the Acquiring Fund. The pro forma data also reflects adjustments to account for the estimated costs of the Reorganization to be borne by each Fund. Matthews estimates that the Target Fund and the Acquiring Fund would bear approximately $366,677 and $28,823 of those expenses, respectively, without taking into account each Fund’s expense limitations. The costs of the Reorganization shall include, but not be limited to, costs associated with preparation and filing of the Registration Statement and printing and distribution of the Proxy Statement/Prospectus, solicitation of proxies, legal fees, accounting fees, and securities registration fees. Also included are brokerage fees and expenses related to the disposition and acquisition of assets (including any disposition to raise cash to pay redemption proceeds) that are incurred in the ordinary course of business. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

The information in the capitalization tables above is for informational purposes only. There is no assurance that the Reorganization will be consummated. Moreover, if consummated, the capitalization of the Target Fund and Acquiring Fund is likely to be different at the Closing Date as a result of daily share purchase and redemption activity in the Funds. Accordingly, the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

AND THE TARGET FUND

Comparison of the Funds’ Investment Objectives and Principal Investment Strategies

The following summarizes the investment objectives and principal investment strategies of the Target Fund and the Acquiring Fund. Further information about the Target Fund’s and Acquiring Fund’s investment objectives and strategies are contained in the prospectuses and statements of additional information of the Target Fund and Acquiring Fund, respectively, which are on file with the SEC. The prospectus of the Target Fund and the prospectus of the Acquiring Fund are also incorporated herein by reference.

Both the Target Fund and the Acquiring Fund have the same primary investment objective to seek long-term capital appreciation. The Target Fund also has a secondary fundamental investment objective to seek income. The investment objective of each Fund is fundamental, which means that it cannot be changed without a vote of a majority of the voting securities of the applicable Fund.

The Acquiring Fund currently seeks to achieve its goals by investing under normal circumstances at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in emerging market countries. A portion of these common and preferred stocks will generally include income-generating securities. Since its inception on April 30, 2020, the Acquiring Fund has invested between approximately 61% and 84% of its net assets in income-generating securities, with approximately 80% of the Acquiring Fund’s net assets invested in income-generating securities as of September 30, 2024. Emerging market countries generally include every country in the world except the United States, Australia, Canada, Hong Kong, Israel, Japan, New Zealand, Singapore and most of the countries in Western Europe. Certain emerging market countries may also be classified as “frontier” market countries, which are a subset of emerging market countries with newer or even less developed economies and markets, such as Sri Lanka and Vietnam. The list of emerging market countries and frontier market countries may change from time to time.

The Target Fund seeks to achieve its goals by investing under normal circumstances at least 80% of its net assets, which include borrowings for investment purposes, in dividend-paying common stock, preferred stock and other equity securities, and convertible securities as well as fixed-income securities, of any duration or quality, including high yield securities (also known as “junk bonds”), of companies located in Asia, which consists of all countries and markets in Asia, including developed, emerging, and frontier countries and markets in the Asian region.

A company or other issuer is considered to be “located” in a country or a region, and a security or instrument is deemed to be an Asian (or specific country) security or instrument, if it has substantial ties to that country or region. Matthews currently makes that determination based primarily on one or more of the following criteria: (A) with respect to a company or issuer, whether (i) it is organized under the laws of that country or any country in that region; (ii) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, or has at least 50% of its assets located, within that country or region; (iii) it has the primary trading markets for its securities in that country or region; (iv) it has its principal place of business in or is otherwise headquartered in that country or region; or (v) it is a governmental entity or an agency, instrumentality or a political subdivision of that country or any country in that region; and (B) with respect to an instrument or issue, whether (i) its issuer is headquartered or organized in that country or region; (ii) it is issued to finance a project that has at least 50% of its assets or operations in that country or region; (iii) it is at least 50% secured or backed by assets located in that country or region; (iv) it is a component of or its issuer is included in the Korea Composite Stock Price Index, the Fund’s primary benchmark index; or (v) it is denominated in the currency of an Asian country and addresses at least one of the other above criteria. The term “located” and the associated criteria listed above have been defined in such a way that Matthews has latitude in determining whether an issuer should be included within a region or country. Each Fund may also invest in depositary receipts, including American, European and Global Depositary Receipts.

For each Fund, Matthews expects that the companies in which the Fund invests typically will be of medium or large size, but both the Acquiring Fund and the Target Fund may invest in companies of any size. Matthews measures a company’s size with respect to fundamental criteria such as, but not limited to, market capitalization, book value, revenues, profits, cash flow, dividends paid and number of employees. The implementation of the principal investment strategies of each Fund may result in a significant portion of each Fund’s assets being invested from time to time in one or more sectors, but each Fund may invest in companies in any sector.

Each Fund’s principal investment strategies may be changed without shareholder approval.

The Combined Fund’s principal investment strategies will be those of the Acquiring Fund.

Comparison

One principal difference between the Funds is that the Acquiring Fund invests predominantly in equity securities of companies in emerging markets, which may include dividend-paying equity securities, while the Target Fund may invest in dividend-paying equity securities, as well as convertible securities and fixed income securities of companies located in Asia, which consists of all countries and markets in Asia, including developed, emerging, and frontier countries and markets in the Asian region. In addition, the Acquiring Fund invests in emerging, and frontier countries and markets, including those located within and beyond the Asian region, while the Target Fund invests predominantly in companies located in Asia. The Acquiring Fund therefore has a broader investment universe than the Target Fund.

Reflecting these differences in principal investment strategies, the Acquiring Fund and the Target Fund have different benchmark indexes. The Acquiring Fund’s current benchmark index is the MSCI Emerging Markets Index, a free float-adjusted market capitalization-weighted index of the stock markets of Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey and United Arab Emirates. The Target Fund’s benchmark index is the MSCI All Country Asia ex Japan Index, a free float-adjusted market capitalization-weighted index of the stock markets of China, Hong Kong, India, Indonesia, Malaysia, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand.

While the Acquiring Fund and the Target Fund have certain differences in strategies, the Funds utilize certain compatible investment strategies to achieve their respective investment objectives. Matthews recognizes that approximately 80% of the companies comprising the emerging markets equities investment universe (as represented by the MSCI Emerging Markets Index) are located in Asia, and therefore that there is an increasing overlap between an investment strategies of the Acquiring Fund and the Target Fund. As of September 30, 2024, approximately 83% of the Acquiring Fund’s assets were invested in securities of companies located in Asia, as compared to approximately 92% for the Target Fund. For both Funds, Matthews expects that the companies in which the Funds invest typically will be of medium or large size, but the Funds may invest in companies of any size. As of September 30, 2024, approximately 95% of the Acquiring Fund’s net assets, as compared to approximately 92% of the Target Fund’s net assets, were invested in medium and large-sized companies. In addition, both Funds have a history of generating dividend yields between 1.5% and 3.5% per year, with an average dividend yield for the Acquiring Fund of approximately 2% and for the Target Fund of approximately 3%. Since its inception on April 30, 2020, the Acquiring Fund has invested between approximately 61% and 84% of its net assets in income-generating securities, with approximately 80% of the Acquiring Fund’s net assets invested in income-generating securities as of September 30, 2024. Therefore, Matthews views the Acquiring Fund’s level of income production as compatible with that of the Target Fund.

While the portfolio managers of the Acquiring Fund do not anticipate disposing of a material portion of the Target Fund’s holdings following the closing of the Reorganization, if the Reorganization is approved by shareholders, the portfolio managers of the Target Fund do anticipate disposing of a material portion (approximately 76%) of the holdings of the Target Fund in preparation for the Reorganization. The extent of these sales is primarily to make the Target Fund’s existing holdings more consistent with the principal investment strategies for the Acquiring Fund. While certain securities of the Target Fund satisfy the investment policies and restrictions of the Acquiring Fund, the Target Fund intends to utilize the proceeds from such sales to allow reinvestment in assets that are more consistent with the Acquiring Fund’s investment process and strategies. During this period, the Target Fund may deviate from its principal investment strategies. Matthews has estimated that the brokerage commission and other portfolio transaction costs relating to the realignment of the Target Fund’s portfolio prior to the Reorganization will be approximately $400,000 equal to approximately 0.14% of the Target Fund’s assets or, based on shares outstanding as of September 30, 2024, $0.02 per share. These costs will be borne by the Target Fund. Matthews does not expect that there will be any capital gains recognized as a result of these portfolio transactions and, therefore, does not anticipate that shareholders of the Target Fund or the Combined Fund will receive a special capital gains distribution arising out of those sales.

Some of the similarities and differences of the principal and other significant investment strategies of the Funds are described in the chart below.

Target Fund	Acquiring Fund

•   Invests at least 80% of its net assets, which include borrowings for investment purposes, in dividend-paying common stock, preferred stock and other equity securities, and convertible securities as well as fixed-income securities, of any duration or quality, including high yield securities (also known as “junk bonds”), of companies located in Asia, which consists of all countries and markets in Asia, including developed, emerging, and frontier countries and markets in the Asian region.

• Invests at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in emerging market countries.
• The Fund does not have a compatible policy.

•   May invest in companies located in developed countries; however, the Fund may not invest in any company located in a developed country if, at the time of purchase, more than 20% of the Fund’s assets are invested in developed market companies.

• May invest in depositary receipts, including American, European and Global Depositary Receipts.	• May invest in depositary receipts, including American, European and Global Depositary Receipts
• The Fund does not have a compatible policy.

•   Seeks to invest in companies capable of sustainable growth based on the fundamental characteristics of those companies, including balance sheet information; number of employees; size and stability of cash flow; management’s depth, adaptability and integrity; product lines; marketing strategies; corporate governance; and financial health.

• Matthews expects that the companies in which the Fund invests typically will be of medium or large size, but the Fund may invest in companies of any size.	• Matthews expects that the companies in which the Fund invests typically will be of medium or large size, but the Fund may invest in companies of any size.

•   The implementation of the principal investment strategies of the Fund may result in a significant portion of the Fund’s assets being invested from time to time in one or more sectors, but the Fund may invest in companies in any sector.

•   The implementation of the principal investment strategies of the Fund may result in a significant portion of the Fund’s assets being invested from time to time in one or more sectors, but the Fund may invest in companies in any sector.

• The Fund does not have a comparable policy.

•   May invest in the Matthews Emerging Markets Equity Active ETF, a series of the Trust with a substantially similar investment strategy to the Acquiring Fund, for cash equitization purposes, which allows the Fund to invest in a manner consistent with its investment strategy while managing daily cash flows, including purchases and redemptions by investors.

Comparison of the Funds’ Risks

The Target Fund and the Acquiring Fund share many of the same principal risks of investment, while others are different. The principal risks of each Fund are set out in the table below.

Principal Risk - •

Additional Risk -	Target Fund	Acquiring Fund / Combined Fund

Active Management Risk	•	•

Asia Pacific Region—Regional and Country Risks

Convertible Securities Risk	•

Country Concentration Risk		•

Credit Risk	•

Currency Risk	•	•

Cybersecurity Risk	•	•

Depositary Receipts Risk	•	•

Dividend-Paying Securities Risk	•	•

Equity Securities Risk	•	•

Financial Sector Risk	•	•

General Risks

Geopolitical Events Risk	•	•

Growth Stock Risk	•	•

High Yield Securities Risk	•

Information Technology Sector Risk	•	•

Interest Rate Risk	•

Passive Foreign Investment Companies Risk

Political, Social and Economic Risks of Investing in Asia	•	•

Preferred Stock Risk	•	•

Risks Associated with China		•

Risks Associated with China and Hong Kong	•

Risks Associated with Developments in Global Credit and Equity Markets

Risks Associated with Emerging and Frontier Markets	•	•

Risks Associated with Foreign Investments		•

Risks Associated with Latin America		•

Risks Associated with Matthews’ Investment Approach

Risks Associated with Smaller and Medium-Sized Companies	•

Sector Concentration Risk	•	•

Underlying ETF Risk		•

U.S. Securities Risk

Volatility Risk	•	•

Description of Investment Risks

The following are the principal investment risks associated with the Acquiring Fund and, therefore, also with the Combined Fund. You will find additional descriptions of specific risks in the Prospectus and Statement of Additional Information for the Acquiring Fund. There is no guarantee that your investment in a Fund will increase in value. The value of your investment in a Fund could go down, meaning you could lose some or all of your investment.

General Risks

There is no guarantee that a Fund’s investment objective will be achieved or that the value of the investments of a Fund will increase. If the value of a Fund’s investments declines, the net asset value per share (“NAV”) of the Fund will decline, as may the market price of the Fund’s shares, and investors may lose some or all of the value of their investments.

Foreign securities held by a Fund may be traded on days and at times when the New York Stock Exchange (the “NYSE”) is closed, and the NAV of the Fund is therefore not calculated. Accordingly, the NAV of a Fund may be significantly affected on days when shareholders are not able to buy or sell shares of the Fund.

Your investment in a Fund is exposed to different risks, many of which are described below. Because of these risks, your investment in a Fund should constitute only a portion of your overall investment portfolio, not all of it. We recommend that you invest in a Fund only for the long term (typically five years or longer), so that you can better manage volatility in the Fund’s NAV (as described below). Investing in regionally concentrated, single-country or small company funds may not be appropriate for all investors.

Risks Associated with Matthews’ Investment Approach

Matthews is an active manager, and its investment process does not rely on passive or index strategies. For this reason, you should not expect that the composition of the Fund’s portfolio will closely track the composition or weightings of market indices (including the Fund’s benchmark index) or of the broader markets generally. As a result, investors should expect that changes in the Fund’s NAVs and performance (over short and longer periods) will vary from the performance of such indices and of broader markets. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by any index (or the markets generally), which, in turn, could result in a difference between the Fund’s performance and the performance of the index.

Risks Associated with Foreign Investments

Investments in foreign securities may involve greater risks than investing in U.S. securities. As compared to U.S. companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, corporate insiders and listed companies than does the United States, and foreign securities markets may be less liquid and more volatile than U.S. markets. Investments in foreign securities generally involve higher costs than investments in U.S. securities, including higher transaction and custody costs as well as additional taxes imposed by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Fund. Political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. and/or other governments are other potential risks that could impact an investment in a foreign security. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the United States, which could affect the liquidity of the Fund’s portfolio.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the Fund’s investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Many foreign countries are heavily dependent upon exports and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the United States and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the United States and other trading partners, which can lower the demand for goods produced in those countries.

Currency Risk

When a Fund conducts securities transactions in a foreign currency, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. While the Fund is permitted to hedge currency risks, Matthews does not anticipate doing so at this time. Additionally, Asian and emerging market countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such controls may also affect the value of the Fund’s holdings.

Volatility Risk

The smaller size and lower levels of liquidity in emerging markets, as well as other factors, may result in changes in the prices of Asian and emerging market securities that are more volatile than those of companies in more developed regions. This volatility can cause the price of the Fund’s shares to go up or down dramatically. Because of this volatility, this Fund is better suited for long-term investors (typically five years or longer).

Equity Securities Risk

Equity securities may include common stock, preferred stock or other securities representing an ownership interest or the right to acquire an ownership interest in an issuer. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of stocks and other equity securities may be affected by changes in an issuer’s financial condition, factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry, or as a result of changes in overall market, economic and political conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Preferred Stock Risk

Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event a company is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

Depositary Receipts Risk

Although depositary receipts have risks similar to the securities that they represent, they may also involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.

Active Management Risk

Because the Fund is actively managed, its investment return depends on the ability of Matthews to manage its portfolio successfully. There is the risk that Matthews may select securities that underperform the relevant stock market(s), the Fund’s benchmark index or other funds with similar investment objectives and investment strategies.

Growth Stock Risk

Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth stocks may go in and out of favor over time and may perform differently than the market as a whole.

Dividend-Paying Securities Risk

The Fund may invest in dividend-paying equity securities. There can be no guarantee that companies that have historically paid dividends will continue to pay them or pay them at the current rates in the future. A reduction or discontinuation of dividend payments may have a negative impact on the value of a Fund’s holdings in these companies. The prices of dividend-paying equity securities (and particularly of those issued by Asian and emerging market companies) can be highly volatile. Investors should not assume that a Fund’s investments in these securities will necessarily reduce the volatility of the Fund’s NAV or provide “protection,” compared to other types of equity securities, when markets perform poorly. In addition, dividend-paying equity securities, in particular those whose market price is closely related to their yield, may exhibit greater sensitivity to interest rate changes. During periods of rising interest rates, such securities may decline. The Fund’s investment in such securities may also limit its potential for appreciation during a broad market advance.

Sector Concentration Risk

To the extent that the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sector described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. By focusing its investments in a particular sector, the Fund may face more risks than if it were diversified broadly over numerous sectors.

Financial Sector Risk

The Fund may invest a significant portion of their assets in the financial sector, and therefore the performance of those Funds could be negatively impacted by events affecting this sector. Companies in the financial sector are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact on a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial companies to incur large losses. Securities of financial companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take actions to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Adverse economic, business or political developments affecting real estate could have a major effect on the value of real estate securities (which include real estate investment trusts (REITs)). Declining real estate values could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

Information Technology Sector Risk

The Fund may invest a significant portion of its assets in the information technology sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. Information technology companies may be significantly affected by aggressive pricing as a result of intense competition and by rapid product obsolescence due to rapid development of technological innovations and frequent new product introduction. Other factors, such as short product cycle, possible loss or impairment of intellectual property rights, and changes in government regulations, may also adversely impact information technology companies.

Cybersecurity Risk

With the increased use of technologies such as the internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Political, Social and Economic Risks of Investing in Asia

The value of the Fund’s assets may be adversely affected by political, economic, social and religious instability; inadequate investor protection; changes in laws or regulations of countries within the Asian region (including countries in which the Fund invests, as well as the broader region); international relations with other nations; natural disasters; corruption and military activity. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, the national balance of payments position and sensitivity to changes in global trade.

Country Concentration Risk

The Fund may invest a significant portion of its total net assets in the securities of issuers located in a single country. An investment in the Fund therefore may entail greater risk than an investment in a fund that does not concentrate its investments in a single or small number of countries because these securities may be more sensitive to adverse social, political, economic or regulatory developments affecting that country or countries. As a result, events affecting a single or small number of countries may have a significant and potentially adverse impact on the Fund’s investments, and the Fund’s performance may be more volatile than that of funds that invest globally.

Risks Associated with China

The Chinese government exercises significant control over China’s economy through its industrial policies, monetary policy, management of currency exchange rates, and management of the payment of foreign currency-denominated obligations. Changes in these policies could adversely impact affected industries or companies in China. China’s economy, particularly its export-oriented industries, may be adversely impacted by trade or political disputes with China’s major trading partners, including the U.S. In addition, as its consumer class continues to grow, China’s domestically oriented industries may be especially sensitive to changes in government policy and investment cycles.

Risks Associated with Latin America

The economies of Latin American countries have in the past experienced considerable difficulties, including high inflation rates, high interest rates, high unemployment, government overspending and political instability. Similar conditions in the present or future could impact the Fund’s performance. Many Latin American countries are highly reliant on the exportation of commodities and their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. Investments in Latin American countries may be subject to currency risks, such as restrictions on the flow of money in and out of a country, extreme volatility relative to the U.S. dollar, and devaluation, all of which could decrease the value of the Fund’s investments. Other Latin American investment risks may include inadequate investor protection, less developed regulatory, accounting, auditing and financial standards, unfavorable changes in laws or regulations, natural disasters, corruption and military activity. The governments of many Latin American countries may also exercise substantial influence over many aspects of the private sector, and any such exercise could have a significant effect on companies in which the Fund invests. Securities of companies in Latin American countries may be subject to significant price volatility, which could impact Fund performance.

Geopolitical Events Risk

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in a Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, territorial invasions and global economic sanctions implemented in response, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on the global financial markets. It is difficult to predict when similar events affecting the global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of a Fund’s portfolio. Global pandemics such as the novel coronavirus (COVID-19) can have severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of new public health crises will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment in the Funds, Therefore, the Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

Underlying ETF Risk

The Fund may invest in shares of the Matthews Emerging Markets Equity Active ETF, a series of the Trust with a substantially similar investment strategy to the Fund. A Fund that invests in an ETF is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the ETF’s shares may trade at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which the ETFs trade, which may impact the Fund’s ability to sell its shares of an ETF.

Additional Risks

The following additional or non-principal risks also apply to investments in the Acquiring Fund, and therefore of the Combined Fund.

Risks Associated with Developments in Global Credit and Equity Markets

Developments in global credit and equity markets, such as the credit and valuation problems experienced by the global capital markets in 2008 and 2009, may adversely and significantly impact the Fund’s investments. Although market conditions may start to improve relatively quickly, many difficult conditions may remain for an extended period of time or may return. Because the scope of these conditions may be, and in the past have been, expansive, past investment strategies and models may not be able to identify all significant risks that the Fund may encounter, or to predict the duration of these events. These conditions could prevent the Fund from successfully executing its investment strategies, result in future declines in the market values of the investment assets held by the Fund, or require the Fund to dispose of investments at a loss while such adverse market conditions prevail.

U.S. Securities Risk

The Fund may invest to a limited extent in stocks issued by U.S. companies. U.S. stocks have certain risks similar to equity securities issued in other countries, such as declines in value over short or extended periods as a result of changes in a company’s financial condition or the overall market as well as economic and political conditions. Although U.S. stocks have enjoyed many years of favorable returns, they have more recently experienced volatility based on political and economic events such as trade disputes. In addition, interest rate increases in the U.S. may adversely affect stocks.

How do the fundamental investment policies of the Funds compare?

The Target Fund and the Acquiring Fund have adopted similar fundamental investment policies, which may not be changed without prior shareholder approval. The fundamental investment policies for the Acquiring Fund and the Target Fund are listed in the statement of additional information dated April 29, 2024, as supplemented, which is incorporated by reference into the Statement of Additional Information, and is available upon request.

The Target Fund currently operates with two fundamental restrictions that the Acquiring Fund has not adopted: (A) the Target Fund is prohibited from owning more than 10% of outstanding voting securities of any one issuer; and (B) the Target Fund is prohibited from investing more than 5% of its assets in companies that are under three years old.

In addition, as noted above, the Target Fund has a secondary fundamental investment objective to seek income. Since its inception on April 30, 2020, the Acquiring Fund has invested between approximately 61% and 84% of its net assets in income-generating securities, with approximately 80% of the Acquiring Fund’s net assets invested in income-generating securities as of September 30, 2024. Therefore, Matthews views the Acquiring Fund’s level of income production as compatible with the secondary investment objective of the Target Fund.

Where can I find more financial and performance information about the Funds?

Additional information is available in the Funds’ prospectuses, statements of additional information, and the most recent annual and semi-annual shareholder reports, as applicable.

The Target Fund’s prospectus, as well as the Acquiring Fund’s prospectus, are incorporated herein by reference and are legally deemed to be part of this Proxy Statement/Prospectus. A copy of the Target Fund’s and Acquiring Fund’s prospectuses are available upon request from Matthews, free of charge.

The Statement of Additional Information also is incorporated herein by reference and is legally deemed to be part of this Proxy Statement/Prospectus. The Target Fund’s statement of additional information, as well as the Acquiring Fund’s statement of additional information, are incorporated herein by reference, and are available upon request.

The Annual Report to Shareholders of the Target Fund and the Acquiring Fund for the fiscal year ended December  31, 2023, and the Semi-Annual Report to Shareholders of the Target Fund and the Acquiring Fund for the period ended June 30, 2024, are incorporated herein by reference and are available upon request.

The applicable prospectuses, statements of additional information, and the most recent annual and semi-annual shareholder reports have been filed with the SEC and are available, free of charge, by (i) calling Matthews toll-free at 1-800-789-ASIA (2742), (ii) accessing the documents at the Funds’ website at https://www.matthewsasia.com/resources/docs/fund-documents/, or (iii) writing to the Funds at the address listed above. In addition, these documents may be obtained from the EDGAR database on the SEC’s Internet site at http://www.sec.gov. You also may obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

VOTING INFORMATION

How many votes are necessary to approve the Plan?

A 1940 Act Majority Vote, as defined above, of the outstanding shares of the Target Fund is required to approve the Reorganization. Each Target Fund shareholder will be entitled to one vote for each share the Target Fund held at the close of business on the Record Date. If sufficient votes to approve the Reorganization are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitation of proxies. See “Adjournment” below.

One-third of the Target Fund’s outstanding shares entitled to vote in person or by proxy as of the Record Date shall be a quorum for the transaction of business at the Meeting. Abstentions will be treated as votes present at the Meeting but will not be treated as votes cast at the Meeting. Thus, abstentions will be included for purposes of determining whether a quorum is present but will have the same effect as a vote against the Reorganization. There are unlikely to be any “broker non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) at the Meeting because broker-dealers, in the absence of specific authorization from their customers, will not have discretionary authority to vote any shares held beneficially by their customers on the matters expected to be presented at the Meeting. Broker non-votes are not treated as present for purposes of determining whether a quorum is present or determining how many shares are present or represented by proxy for purposes of the 1940 Act Majority Vote.

How do I ensure my vote is accurately recorded?

You can vote in any one of four ways:

●	By mail, with the enclosed proxy card(s);

●	At the Meeting;

●	By telephone; or

●	Online.

A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you want to vote on important issues relating to the Target Fund. If you simply sign, date and return a proxy card but give no voting instructions, your shares will be voted in favor of the Reorganization and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting. If your shares are held of record by a broker-dealer and you wish to vote at the Meeting, you should obtain a legal proxy from your broker of record and present it at the Meeting.

May I revoke my proxy?

You may revoke your proxy at any time before it is voted by sending a written notice to the Trust expressly revoking your proxy, by signing and forwarding to the Trust a later-dated proxy card that is received at or prior to the Meeting, or by attending the Meeting and voting at the Meeting. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke a previously executed proxy.

What other matters will be voted upon at the Meeting?

The Board does not intend to bring any matters before the Meeting other than that described in this Proxy Statement/Prospectus. The Board is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of Matthews.

Who is entitled to vote?

Shareholders of record of the Target Fund on the Record Date will be entitled to vote at the Meeting. The following table shows the number of shares of each class and the total number of outstanding shares of each class of the Target Fund as of the Record Date:

Target Fund – Share Class	Shares Outstanding as of Record Date (December 2, 2024)
Investor Class	14,828,005
Institutional Class	4,067,267

How will proxies be solicited?

EQ Fund Solutions, a professional proxy solicitation firm (the “Solicitor”), has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $150,000, 30% of which will be borne by Matthews and the remaining amount to be shared by the Target Fund and Acquiring Fund in proportion to each Fund’s net assets, subject to applicable expense limitations for each Fund. The Trust, on behalf of the Funds, expects that the solicitation will be primarily by mail. As the date of the Meeting approaches, however, certain shareholders of the Target Fund may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Target Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trust believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

If a shareholder wishes to participate in the Meeting but does not wish to give a proxy by telephone or online, the shareholder may submit the proxy card(s) originally sent with this Proxy Statement/Prospectus or attend the Meeting.

The Trust, on behalf of the Target Fund, will request broker-dealer firms, custodians, nominees, and fiduciaries to forward proxy material to the beneficial owners of the shares of record. Broker-dealer firms, custodians, nominees, and fiduciaries may be reimbursed for their reasonable expenses incurred in connection with such proxy solicitation. In addition, certain officers and representatives of the Trust or its affiliates, who will receive no extra compensation for their services, may solicit proxies by telephone or personally.

The Trust, on behalf of the Target Fund, expects that, before the Meeting, broker-dealer firms holding shares of the Target Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Trust understands that current New York Stock Exchange rules do not permit the broker-dealers to vote on the Plan on behalf of their customers and beneficial owners.

How do I sign a proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the proxy card(s) or voting instruction.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name appearing on the account registration as shown on the proxy card(s) or voting instruction form(s).

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

Are there dissenters’ rights?

No, if the Reorganization is approved at the Meeting, shareholders of the Target Fund will not have the right to dissent and obtain payment of the fair value of their shares. Shareholders of the Target Fund, however, will be able to redeem or exchange shares of the Target Fund at NAV until the close of trading on the New York Stock Exchange (the “NYSE”) (usually 4:00 p.m. Eastern time or the time trading closes on the NYSE, whichever is earlier), on the day before the Closing Date. After the Closing Date, shareholders may redeem or exchange their shares of the Acquiring Fund at NAV in accordance with the Trust’s redemption and exchange procedures. Information about the Funds’ procedures for the redemption and exchange of shares is contained in the prospectuses and statement of additional information of the Target Fund and Acquiring Fund.

PRINCIPAL SHAREHOLDERS

As of the Record Date, there were 741,372 Investor Class shares and 1,009,014 Institutional Class shares of the Acquiring Fund outstanding. As of the same date, the officers and Trustees of the Trust, as a group, owned or controlled less than 1% of the Investor Class and approximately 1.16% of the Institutional Class of the Acquiring Fund. As of the Record Date, the below shareholders owned of record, or to the knowledge of the Acquiring Fund, beneficially, 5% or more of the outstanding shares of the class identified of the Acquiring Fund.

		Percentage of Shares
Fund	Account Holder Name and Address	Before Reorganization	After Reorganization

Matthews Emerging Markets Equity Fund – Investor Class	Charles Schwab & Co Inc FBO Special Custody Acct For Exclusive Benefit of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	58.80%	2.81%

	Vanguard Brokerage Services PO Box 1170 Valley Forge PA 19482-1170	9.86%	0.47%

	National Financial Services Corp (Fbo) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	8.82%	0.42%

	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0001	6.28%	0.30%

Matthews Emerging Markets Equity Fund – Institutional Class	Matthews International Capital Management, LLC Four Embarcadero Ctr Ste 550 San Francisco CA 94111-5912	40.40%	8.07%

	Charles Schwab & Co Inc FBO Special Custody Acct For Exclusive Benefit of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	27.86%	5.57%

	National Financial Services Corp (Fbo) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	14.59%	2.92%

	LPL Financial Omnibus Customer Account Attn Lindsay Otoole 4707 Executive Drive San Diego CA 92121	9.51%	1.90%

As of the Record Date, there were 14,828,005 Investor Class shares and 4,067,267 Institutional Class shares of the Target Fund outstanding. As of the same date, the officers and Trustees of the Trust, as a group, owned or controlled less than 1% of the outstanding shares of each class of the Target Fund. As of the Record date, the below shareholders owned of record, or to the knowledge of the Target Fund, beneficially, 5% or more of the outstanding shares of the class identified of the Target Fund.

		Percentage of Shares
Fund	Account Holder Name and Address	Before Reorganization	After Reorganization

Matthews Asian Growth and Income Fund – Investor Class	Charles Schwab & Co Inc FBO Special Custody Acct For Exclusive Benefit of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	33.00%	31.46%

	National Financial Services Corp (Fbo) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	28.91%	27.56%

Matthews Asian Growth and Income Fund – Institutional Class	Charles Schwab & Co Inc FBO Special Custody Acct For Exclusive Benefit of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	37.07%	29.68%

	National Financial Services Corp (Fbo) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	31.96%	25.59%

	Merrill Lynch Pierce Fenner & Smith Inc FSBO Its Customers Attn Service Team 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	7.11%	5.69%

	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0001	6.41%	5.13%

	Morgan Stanley Smith Barney LLC For The Exclusive Benefit of Its Customers 1 New York Plaza Fl 12 New York NY 10004-1901	5.39%	4.32%

SHAREHOLDER PROPOSALS

Neither the Target Fund nor the Acquiring Fund is required to hold, or intend to hold, regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in a proxy statement of the Target Fund for the next meeting of shareholders (if any) should send a written proposal to the Trust’s offices, Four Embarcadero Center, Suite 550, San Francisco, CA 94111, so that it is received within a reasonable time in advance of such meeting in order to be included in the proxy statement of the Target Fund and proxy card relating to that meeting and presented at the meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal securities laws, state law, and other governing instruments.

Submission of a proposal by a shareholder does not guarantee that the proposal will be included in a Fund’s proxy statement or presented at the meeting.

ADJOURNMENT

The Meeting may, whether or not a quorum is present, be adjourned from time to time by the shareholders present in person or by proxy by a majority vote. Any business that might have been transacted at the meeting as originally noticed may be deferred and transacted at any such adjourned meeting at which a quorum shall be present. No further notice of an adjourned meeting other than by announcement shall be necessary if held on a date not more than 120 days after the original record date. Any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment and any business may be transacted at the adjourned meeting that might have been transacted at the Meeting.

OTHER SERVICE PROVIDERS

Administrator. Bank of New York Mellon (“BNY Mellon”), 240 Greenwich St. New York, NY 10007, serves as the administrator for the Funds.

Distributor. Foreside Funds Distributors LLC (“Foreside”), Three Canal Plaza, Suite 100, Portland, ME 04101, is the Distributor of the Funds’ shares.

Transfer Agent. BNY Mellon, 240 Greenwich St. New York, NY 10007, serves as transfer agent for the Funds.

Custodian. Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA 02110, is custodian of the Target Fund’s investments. BNY Mellon, 240 Greenwich St. New York, NY 10007, is custodian of the Acquiring Fund’s investments.

Trust Counsel. Paul Hastings LLP, 101 California Street, 48th Floor, San Francisco, CA 94111, is counsel to the Trust.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP serves as the independent registered public accounting firm to the Funds.

Additional Compensation to Financial Intermediaries.

The operating expenses of the Funds include the cost of maintaining shareholder accounts, generating shareholder statements, providing taxpayer information, and performing related recordkeeping and administrative services. For shareholders who open accounts directly with the Funds, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), the Funds’ transfer agent, performs these services as part of the various services it provides to the Target Fund under an agreement between the Trust, on behalf of the Funds and BNY Mellon. For shareholders who purchase shares through a broker or other financial intermediary, some or all of these services may be performed by that intermediary. For performing these services, the intermediary seeks compensation from the Funds or Matthews. In some cases, the services for which compensation is sought may be bundled with services not related to shareholder servicing, and may include distribution fees. The Board has made a reasonable allocation of the portion of bundled fees, and Matthews pays from its own resources that portion of the fees that the Board determines may represent compensation to intermediaries for distribution services.

Matthews, out of its own resources and without additional cost to a Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of a Fund. With respect to the Funds, such payments and compensation are in addition to service fees or sub-transfer agency fees paid by the Funds. The level of payments will vary for each particular intermediary. These additional cash payments generally represent some or all of the following: (a) payments to intermediaries to help defray the costs incurred to educate and train personnel about a Fund; (b) marketing support fees for providing assistance in promoting the sale of Fund shares; (c) access to sales meetings, sales representatives and management representatives of the intermediary; and (d) inclusion of a Fund on the sales list, including a preferred or select sales list, or other sales program of the intermediary. A number of factors will be considered in determining the level of payments, including the intermediary’s sales, assets and redemption rates, as well as the nature and quality of the intermediary’s relationship with Matthews. Aggregate payments may change from year to year and Matthews will, on an annual basis, determine the advisability of continuing these payments. Shareholders who purchase or hold shares through an intermediary may inquire about such payments from that intermediary.

ADDITIONAL INFORMATION

Shareholders Sharing the Same Address. Normally, if two or more shareholders share the same address and last name, only one copy of the Proxy Statement/Prospectus is being delivered to that address, unless the Target Fund has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Acquiring Fund will deliver promptly a separate copy of the Proxy Statement/Prospectus to a shareholder at a shared address. Please call Matthews toll-free at 1-800-789-ASIA (2742) if you would like to receive a separate copy of the Proxy Statement/Prospectus.

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand each Fund’s financial performance for the past five years or, if shorter, the period of that Fund’s operations, as indicated by the table.

For the Target Fund, the financial highlights are included in the Target Fund’s prospectus, which is incorporated by reference herein. The financial highlights for the Target Fund have been audited by PricewaterhouseCoopers LLP, whose report, along with the Target Fund’s audited annual financial statements, are included in the Target Fund’s annual report.

For the Acquiring Fund, the financial highlights are included in the Acquiring Fund’s prospectus, which is incorporated by reference herein. The financial highlights for the Acquiring Fund have been audited by PricewaterhouseCoopers LLP, whose report, along with the Acquiring Fund’s audited annual financial statements, are included in the Acquiring Fund’s annual report.

Further information about the Funds’ performance is contained in the Annual and Semi-Annual Reports. The Funds will furnish, without charge, a copy of their most recent Annual and Semi-annual Report to any shareholder upon request.

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”), dated as of December 2, 2025, is entered into by and between the Trust (as defined in paragraph 1), on behalf of the Target Fund (as defined in paragraph 1), a series of the Trust, and the Trust, on behalf of the Acquiring Fund (as defined in paragraph 1), a series of the Trust.

The reorganization contemplated by this Agreement consists of (i) the transfer of all assets of the Target Fund in exchange for the Acquisition Shares (as defined in paragraph 1), (ii) the Acquiring Fund’s assumption of all liabilities of the Target Fund, and (iii) the distribution of (a) the Institutional Class Acquisition Shares (as defined in paragraph 1) to the Target Fund Institutional Class shareholders and (b) the Investor Class Acquisition Shares (as defined in paragraph 1) to the Target Fund Investor Class shareholders, in liquidation of the Target Fund, all upon the terms and conditions set forth in this Agreement.

Each of the Target Fund and the Trust acting for itself and on behalf of the Target Fund, and each of the Acquiring Fund and the Trust acting for itself and on behalf of the Acquiring Fund, is acting separately from all of the other parties and their series, and not jointly or jointly and severally with any other party.

This Agreement is adopted as a plan of reorganization, and the reorganization between the Target Fund and the Acquiring Fund contemplated hereunder is intended to qualify as a “reorganization” under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), or any successor provision.

The parties therefore agree as follows:

1. DEFINITIONS.

“Acquiring Fund” means the series of the Trust listed in the column entitled “Acquiring Fund” on Exhibit A.

“Acquiring Fund Prospectus” means, collectively, the prospectus(es) and statement(s) of additional information of the Acquiring Fund, as amended or supplemented from time to time.

“Acquisition Shares” means, collectively, the Institutional Class Acquisition Shares and Investor Class Acquisition Shares.

“Closing” means the time at which the transactions contemplated by paragraph 4.1 is consummated.

“Closing Date” means the date on which the Closing occurs.

“Institutional Class Acquisition Shares” means the Institutional Class shares of the Acquiring Fund to be issued to the Target Fund in exchange for the Institutional Class shares of the Target Fund.

“Investments” means the Target Fund’s investments that would be shown on its schedule of investments if such a schedule were prepared as of the close of business on the Valuation Date.

“Investor Class Acquisition Shares” means the Investor Class shares of the Acquiring Fund to be issued to the Target Fund in exchange for the Investor Class shares of the Target Fund.

“Liquidation Date” means the date on which the Target Fund liquidates and distributes the Acquisition Shares to its shareholders of record pursuant to paragraph 2.1.

“Obligations” means all liabilities and obligations of the Target Fund of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date.

“Target Fund” means the series of the Trust listed in the column entitled “Target Fund” on Exhibit A.

“Target Fund Prospectus” means, collectively, the prospectus(es) or statement(s) of additional information of the Target Fund, as amended or supplemented from time to time.

“Trust” means the entity listed in the column entitled “Trust” on Exhibit A.

“Valuation Date” means the day on which valuation occurs, which will be the same date as the Closing Date.

2. TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND FOR ISSUANCE OF THE ACQUISITION SHARES AND LIQUIDATION OF THE TARGET FUND.

2.1.	Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

(a)	The Target Fund will transfer and deliver to the Acquiring Fund all its assets, as set forth in paragraph 2.2;

(b)	The Acquiring Fund will assume all Obligations; and

(c)	The Acquiring Fund will issue and deliver to the Target Fund:

(1)

in exchange for the net assets attributable to its Institutional Class shares a number of the Institutional Class Acquisition Shares (including fractional shares, if any) determined by dividing the value of such net assets, computed in the manner and as of the time and date set forth in paragraph 3.1, by the net asset value of one Institutional Class Acquisition Share computed in the manner and as of the time and date set forth in paragraph 3.2. Such transactions shall take place at the Closing; and

(2)

in exchange for the net assets attributable to its Investor Class shares a number of the Investor Class Acquisition Shares (including fractional shares, if any) determined by dividing the value of such net assets, computed in the manner and as of the time and date set forth in paragraph 3.1, by the net asset value of one Investor Class Acquisition Share computed in the manner and as of the time and date set forth in paragraph 3.2. Such transactions shall take place at the Closing.

2.2.

The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets that are owned by the Target Fund on the Closing Date shown as an asset on the books of the Target Fund on the Closing Date. The Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Target Fund’s current and former trustees and officers, acting in their capacities as such shall survive the reorganization, and shall continue in full force and effect, without any amendment thereto. The Acquiring Fund further agrees that such rights and limitations may be asserted against the Acquiring Fund, its successors or assigns.

2.3.

As provided in paragraph 4.4, on the Liquidation Date, the Target Fund will liquidate and distribute pro rata to its shareholders of record, determined as of the close of business on the Valuation Date, the Acquisition Shares received by the Target Fund pursuant to paragraph 2.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund shareholders and representing the respective pro rata number of the Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing the Acquisition Shares in connection with such exchange.

2.4.

With respect to the Acquisition Shares distributable pursuant to paragraph 2.3 to a Target Fund shareholder holding a certificate or certificates for shares of the Target Fund, if any, on the Valuation Date, the Target Fund will not permit such shareholder to receive Acquisition Share certificates therefor, to exchange such Acquisition Shares for shares of other investment companies, to effect an account transfer of such Acquisition Shares or to pledge or redeem such Acquisition Shares until such shareholder has surrendered all his, her or its outstanding certificate(s) for Target Fund shares or, in the event of lost certificate(s), posted adequate bond.

3. VALUATION.

3.1.

The value of the Target Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, which value shall reflect the declaration of any dividends, using the valuation procedures set forth in the organizational documents of the Acquiring Fund and/or the then current Acquiring Fund Prospectus for determining net asset value and shall be certified by the Target Fund.

3.2.

For the purpose of paragraph 3.1, the net asset value of an Acquisition Share shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, which value shall reflect the declaration of any dividends, using the valuation procedures set forth in the organizational documents of the Acquiring Fund and/or the then current Acquiring Fund Prospectus for determining net asset value.

3.3.

The Acquiring Fund’s shares delivered to the Target Fund Shareholders will be delivered at the applicable net asset value for each share class without the imposition of a sales load, commission, transaction fee or similar fees.

4. CLOSING AND CLOSING DATE.

4.1.

The Closing Date shall be on such date as the Acquiring Fund and the Target Fund may agree. The Closing shall be held at the offices of the Acquiring Fund (or such other place as the parties may agree), at such time as the parties may agree.

4.2.

As of the Closing Date, the Target Fund’s assets, including all the Target Fund’s cash, shall be delivered by the Target Fund to the custodian for the Acquiring Fund (the “Custodian”) for the account of the Acquiring Fund. All portfolio securities so delivered to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”), and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of “Brown Brothers Harriman, custodian for Matthews Emerging Markets Equity Fund.”

4.3.

In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the board of trustees of the Trust or the authorized officers of the Trust, accurate appraisal of the value of the net assets of the Target Fund or the Acquiring Fund is impracticable, the Valuation Date and the Closing Date shall be postponed until the first business day after the day on which trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either the Target Fund or the Acquiring Fund upon the giving of written notice to the other party.

4.4.

As of the Closing, the Target Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Target Fund shareholders, the number and class of outstanding shares of the Target Fund owned by each Target Fund shareholder and the number, if any, of such shares represented by an outstanding share certificate, all as of the close of business on the Valuation Date. As of the Closing Date, the Acquiring Fund will provide to the Target Fund evidence satisfactory to the Target Fund that the Acquisition Shares issuable pursuant to paragraph 2.1 have been credited to the Target Fund’s account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Fund will provide to the Target Fund evidence satisfactory to the Target Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Target Fund shareholders as provided in paragraph 2.3.

4.5.

At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 2.

5. REPRESENTATIONS AND WARRANTIES.

5.1.

The Target Fund represents and warrants the following to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Target Fund is a series of the Trust that is duly organized, validly existing and in good standing under the laws of its state of organization;

(b)

The Trust is a duly registered investment company classified as a management company of the open-end type, its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Target Fund is a separate series thereof duly designated in accordance with the applicable provisions of the organizational documents of the Trust and the 1940 Act;

(c)

The Target Fund is not in violation in any material respect of any provision of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which the Target Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(d)

The Target Fund has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) that if terminated may result in material liability to the Target Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Target Fund;

(e)

To the knowledge of the Target Fund, except as disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Target Fund, any of its properties or assets, or any person whom the Target Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Target Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(f)

The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Target Fund, as of the last day of and for its most recently completed fiscal year, audited by the Target Fund’s independent registered public accounting firm (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been filed with the Securities and Exchange Commission or furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Target Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied. In addition, the Target Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above or those incurred in the ordinary course of its business since the last day of the Target Fund’s most recently completed fiscal year. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Target Fund has been disclosed or is required to be disclosed in the Target Fund’s reports on Form N-CSR and, to the knowledge of the Target Fund, no such disclosure will be required as of the Closing Date;

(g)

Since the last day of the Target Fund’s most recently completed fiscal year, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Target Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities and net redemptions shall be deemed to be in the ordinary course of business;

(h)

The Target Fund has met the requirements of Subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Sections 851 and 852 of the Code in respect of each taxable year since the commencement of its operations, and it meets and will continue to meet such requirements at all times through the Closing Date;

(i)

As of the Closing Date, all federal, state and other tax returns and reports of the Target Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal, state and other taxes (if any) shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof. All of the Target Fund’s tax liabilities will have been adequately provided for on its books. To the best of the Target Fund’s knowledge, it will not have any tax deficiency or liability asserted against it or question with respect thereto raised by the Internal Revenue Service or by any state or local tax authority, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

(j)

All issued and outstanding shares of the Target Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the most recent Target Fund Prospectus) and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Target Fund are outstanding, and none will be outstanding on the Closing Date;

(k)

The Target Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Target Fund Prospectus, except as previously disclosed in writing to the Acquiring Fund;

(l)

The execution, delivery and performance of this Agreement has been duly authorized by the trustees of the Target Fund, and this Agreement will constitute the valid and binding obligation of the Target Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(m)

The Acquisition Shares to be issued to the Target Fund pursuant to paragraph 2 will not be acquired for the purpose of making any distribution thereof other than to the Target Fund shareholders as provided in paragraph 2.3;

(n)

No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act and state securities or “Blue Sky” laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

(o)

On the Closing Date, the Target Fund will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 2.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments and any other of its assets and liabilities to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund;

(p)

On the Closing Date, the Target Fund will have sold such of its assets, if any, as are necessary based on information provided by the Acquiring Fund and contingent on the accuracy of such information to assure that, after giving effect to the acquisition of the assets of the Target Fund pursuant to this Agreement, the Acquiring Fund, if classified as a “diversified company” within the meaning of Section 5(b)(1) of the 1940 Act, will remain a “diversified company” and in compliance in all material respects with such other investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date;

(q)

No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Target Fund or the Acquiring Fund, except as previously disclosed by the Target Fund to the Acquiring Fund; and

(r)

The Trust shall operate the business of the Target Fund in the ordinary course between the date hereof and the Closing Date, except that the Trust shall complete all measures in respect of the Target Fund prior to the Closing Date to ensure that the reorganization contemplated hereby qualifies as a “reorganization” within the meaning of Section 368(a) of the Code, regardless of whether such measures are in the ordinary course. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions deemed advisable in anticipation of the reorganization contemplated hereby. Notwithstanding anything to the contrary herein, the Trust shall take all appropriate actions necessary in order for the Acquiring Fund and the Target Fund to receive the opinion provided for in paragraph 9.4 hereof.

5.2.

The Acquiring Fund represents and warrants the following to the Target Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Trust is duly organized, validly existing and in good standing under the laws of Delaware;

(b)

The Trust is a duly registered investment company classified as a management company of the open-end type, its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the organizational documents of the Trust and the 1940 Act;

(c)

On the Closing Date, the registration statement under the 1933 Act with respect to the Acquisition Shares will, as of the Closing Date, be in full force and effect, no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund or the Target Fund, threatened by the Securities and Exchange Commission, such registration statement will conform in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in the Acquiring Fund Prospectus or in the registration statement of which it is a part;

(d)	On the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

(e)

The Acquiring Fund is not in violation in any material respect of any provisions of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(f)

To the knowledge of the Acquiring Fund, except as disclosed in writing to the Target Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund, any of its properties or assets, or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(g)

The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquiring Fund, as of the last day of and for its most recently completed fiscal year, audited by the Acquiring Fund’s independent registered public accounting firm (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the Target Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above or those incurred in the ordinary course of its business since the last day of the Acquiring Fund’s most recently completed fiscal year;

(h)

Since the last day of the Acquiring Fund’s most recently completed fiscal year, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness, except as disclosed in writing to the Target Fund. For the purposes of this subparagraph (h), any distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities and net redemptions shall be deemed to be in the ordinary course of business;

(i)

The Acquiring Fund has met the requirements of Subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Sections 851 and 852 of the Code in respect of each taxable year since the commencement of operations, and it meets and will continue to meet such requirements at all times through the Closing Date;

(j)

As of the Closing Date, all federal, state and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal, state and other taxes (if any) shown to be due on such returns and reports or any assessments received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquiring Fund’s tax liabilities will have been adequately provided for on its books. To the best of the Acquiring Fund’s knowledge, it will not have any tax deficiency or liability asserted against it or question with respect thereto raised by the Internal Revenue Service or by any state or local tax authority, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

(k)

All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquiring Fund are outstanding, and none will be outstanding on the Closing Date;

(l)

The Acquiring Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund Prospectus;

(m)

The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(n)

The Acquisition Shares to be issued and delivered to the Target Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued shares in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus), and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

(o)

No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or “Blue Sky” laws; and

(p)

The Trust shall operate the business of the Acquiring Fund in the ordinary course between the date hereof and the Closing Date, except that the Trust shall complete all measures in respect of the Acquiring Fund prior to the Closing Date to ensure that the reorganization contemplated hereby qualifies as a “reorganization” within the meaning of Section 368(a) of the Code, regardless of whether such measures are in the ordinary course. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions deemed advisable in anticipation of the reorganization contemplated hereby. Notwithstanding anything to the contrary herein, the Trust shall take all appropriate actions necessary in order for the Acquiring Fund and the Target Fund to receive the opinion provided for in paragraph 9.4 hereof.

6. COVENANTS OF THE TARGET FUND AND THE ACQUIRING FUND.

Each of the Target Fund and the Acquiring Fund hereby covenants and agrees with the other as follows:

6.1.

The Acquiring Fund and the Target Fund will each operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

6.2

The Trust will call a special meeting of the Target Fund’s shareholders to consider and take all appropriate action necessary to obtain approval of the transactions contemplated herein. If insufficient votes are received from the Target Fund’s shareholders, the meeting may be adjourned as permitted under the Trust’s Trust Instrument and By-Laws and applicable law in order to permit further solicitation of the proxies.

6.3

The Trust will prepare and file with the Securities and Exchange Commission the Trust’s registration statement on Form N-14 with respect to the Acquisition Shares, containing a prospectus/proxy statement with respect to the special meeting of the Target Fund’s shareholders to consider and approve the transactions contemplated herein. That Form N-14 registration statement shall be in material compliance with the 1933 Act, the 1934 Act, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the Form N-14 registration statement and related materials.

6.4.

The Acquiring Fund will advise the Target Fund promptly if at any time prior to the Closing Date the assets of the Target Fund include any securities that the Acquiring Fund is not permitted to acquire.

6.5.

Subject to the provisions of this Agreement, the Target Fund and the Acquiring Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party’s obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

6.6.

The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such state securities or “Blue Sky” laws as it may deem appropriate in order to continue its operations after the Closing Date.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND.

The obligation of the Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1.

The Acquiring Fund shall have delivered to the Target Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date.

7.2.	The Target Fund shall have received a certificate from an officer of the Acquiring Fund, dated the Closing Date and in a form satisfactory to the Target Fund, to the following effect:

(a)

The Trust is duly organized and validly existing under the laws of its state of organization and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the organizational documents of the Trust;

(b)

This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the due authorization, execution and delivery of this Agreement by the Target Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)

The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquiring Fund will have duly assumed such liabilities;

(d)

The Acquisition Shares to be issued for transfer to the Target Fund shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and, assuming receipt by the Acquiring Fund of the consideration contemplated hereby, fully paid and nonassessable shares in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof; and

(e)	The execution and delivery of this Agreement did not, and the performance by the Acquiring Fund of its obligations hereunder will not, violate the Acquiring Fund’s organizational documents.

8. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Target Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

8.1.

The Target Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Target Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Target Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date;

8.2.	The Acquiring Fund shall have received a certificate from an officer of the Target Fund dated the Closing Date and in a form satisfactory to the Acquiring Fund, to the following effect:

(a)

The Trust is duly organized and validly existing under the laws of its state of organization and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Target Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the organizational documents of the Trust;

(b)

This Agreement has been duly authorized, executed and delivered on behalf of the Target Fund and, assuming the due authorization, execution and delivery of this Agreement by the Acquiring Fund, is the valid and binding obligation of the Target Fund enforceable against the Target Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)

The Target Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Target Fund will have duly transferred such assets to the Acquiring Fund; and

(d)	The execution and delivery of this Agreement did not, and the performance by the Target Fund of its obligations hereunder will not, violate the Target Fund’s organizational documents.

8.3.

On or prior to the Closing Date, the Target Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing (i) all of the excess (if any) of (a) the Target Fund’s interest income excludable from gross income under Section 103(a) of the Code over (b) the Target Fund’s deductions disallowed under Sections 265 or 171(a)(2) of the Code, (ii) all of the Target Fund’s investment company taxable income as defined in Section 852 of the Code (if any) (in the case of both (i) and (ii) computed without regard to any deduction for dividends paid), and (iii) all of the Target Fund’s net capital gain (if any) (after reduction for any capital loss carryover); the amounts in (i), (ii) and (iii) shall in each case include amounts for both (x) the Target Fund’s taxable year that will end on the Closing Date, and (y) any prior taxable year of the Target Fund, to the extent such dividend or dividends are eligible to be treated as paid during such prior year under Section 855(a) of the Code.

8.4.

The Target Fund shall have furnished to the Acquiring Fund a certificate as to the adjusted tax basis in the hands of the Target Fund of the assets delivered to the Acquiring Fund pursuant to this Agreement, and shall have delivered a copy of the tax books and records of the Target Fund necessary for purposes of preparing any tax returns (including, without limitation, any informational returns) required by law to be filed or otherwise provided by the Acquiring Fund after the Closing Date.

9. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND AND THE ACQUIRING FUND.

The respective obligations of the Target Fund and the Acquiring Fund hereunder are subject to the further conditions that on or before the Closing Date:

9.1.

On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

9.2.

All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state “Blue Sky” and securities authorities) deemed necessary by the Target Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except when failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Target Fund or the Acquiring Fund.

9.3.

The Form N-14 registration statement under the 1933 Act with respect to the Acquisition Shares shall be in full force and effect, no stop order suspending the effectiveness thereof shall have been issued, and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

9.4.	The shareholders of the Target Fund shall have approved the transactions contemplated by this Agreement at a special meeting called for that purpose.

9.5.

The Target Fund and the Acquiring Fund shall have received a favorable opinion of Paul Hastings LLP satisfactory to each of them (which opinion will be subject to certain qualifications), substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules and court decisions, as further described below, generally for U.S. federal income tax purposes, the transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

Paul Hastings LLP will express no view with respect to the effect of a reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under U.S. federal income tax principles (i) at the end of a taxable year or upon the termination thereof or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

The opinion will be based on certain factual certifications made by officers of the Target Fund and the Acquiring Fund and will also be based on customary assumptions. The opinion may note and distinguish certain published precedent. The opinion is not a guarantee that the tax consequences of the reorganization will be as described above. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

9.6.

At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the board of trustees, or the officers in consultation with counsel, of the Target Fund and the Acquiring Fund, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Target Fund or the Acquiring Fund.

10.  TAX MATTERS.

10.1

The Trust hereby represents and warrants on behalf of the Target Fund and the Acquiring Fund that it shall use its best efforts to cause the reorganization contemplated hereby to qualify, and will not (whether before or after consummation of such reorganization) take any actions that could prevent such reorganization from qualifying, as a “reorganization” under the provisions of Section 368 of the Code.

10.2

Except where otherwise required by law, the parties hereto shall not take a position on any tax returns inconsistent with the treatment of the reorganization contemplated hereby for tax purposes as a “reorganization,” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Target Fund will comply with the record keeping and information filing requirements of Section 1.368-3 of the U.S. Treasury regulations in accordance therewith.

11. BROKERAGE FEES AND OTHER EXPENSES.

11.1.

Each of the Target Fund and the Acquiring Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

11.2.

Matthews International Capital Management, LLC, as the investment adviser to the Target Fund and the Acquiring Fund, hereby agrees to pay thirty percent (30%) of the Reorganization Expenses (as defined below), and the Target Fund and the Acquiring Fund will share the remaining Reorganization Expenses proportionately based on their relative net assets as of a date sufficiently before the Closing Date to allow for calculations of net asset values as of the Closing. “Reorganization Expenses” include following expenses incurred in connection with the transactions contemplated hereby: (i) all fees paid to governmental authorities for the registration or qualification of the Acquisition Shares and all transfer agency costs related to the Acquisition Shares; (ii) all fees and expenses related to preparing, printing and mailing the prospectus/proxy statement on Form N-14 and other communications to Target Fund shareholders; (iii) proxy solicitation, inspection and tabulation costs and other expenses associated with conducting the special shareholder meeting; and (iv) all of the other expenses of the transactions contemplated by this Agreement, including without limitation, accounting, legal and custodial expenses. In the event the Closing does not occur, the Target Fund and the Acquiring Fund shall nonetheless bear all such expenses not required to be borne by Matthews International Capital Management, LLC. The Reorganization Expenses shall remain subject to applicable expense limitations for each of the Target Fund and the Acquiring Fund. For the avoidance of doubt, the Target Fund and the Acquiring Fund shall each bear their respective brokerage or other transaction costs, if any, associated with the sale or purchase of portfolio securities in connection with the reorganization contemplated hereby.

12. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

12.1.

Each of the Target Fund and the Acquiring Fund agrees that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.2.

The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 2.1, 2.2, 2.3, 6.3, 10, 11, 12, 15 and 16.

13. TERMINATION.

13.1.

This Agreement may be terminated by the mutual agreement of the Target Fund and the Acquiring Fund. In addition, either the Target Fund or the Acquiring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a)	of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

(b)	a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

(c)

any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this paragraph 13.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

If any transaction contemplated by this Agreement has not been substantially completed by the first anniversary of this Agreement, this Agreement shall automatically terminate on that date with respect to that transaction, unless a later date is agreed to by both the Target Fund and the Acquiring Fund.

13.2.

If for any reason any transaction contemplated by this Agreement is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

14. AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Target Fund and the Acquiring Fund; provided, however, that no amendment that under applicable law requires approval by shareholders of the Target Fund or the Acquiring Fund, as applicable, shall be effective without such approval having been obtained.

15. NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Target Fund or the Acquiring Fund, Four Embarcadero Center, Suite 550, San Francisco, CA 94111, Attention: Deepa Damre Smith, Vice President of the Trust.

16. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON- RECOURSE.

16.1.	The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

16.2.	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

16.3.

This Agreement shall be governed by and construed in accordance with the domestic substantive laws of Delaware, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

16.4.

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

16.5.

Notice is hereby given that no trustee, officer, agent or employee of the Trust shall have any personal liability under this Agreement, and that insofar as it relates to any Acquiring Fund or Target Fund, this Agreement is binding only upon the assets and properties of such Acquiring Fund or Target Fund.

THE REST OF THIS PAGE IS INTENTIONALLY BLANK.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as set forth below.

Matthews International Funds

On behalf of the Target Fund thereof identified on Exhibit A

By:	/s/ Deepa Damre Smith
Name:	Deepa Damre Smith
Title:	Vice President

Matthews International Funds

On behalf of the Acquiring Fund thereof identified on Exhibit A

By:	/s/ Deepa Damre Smith
Name:	Deepa Damre Smith
Title:	Vice President

Matthews International Capital Management, LLC

Only for purposes of Section 11.2

By:	/s/ John McGowan
Name:	John McGowan
Title:	Head of Fund Administration

Signature Page for Agreement and Plan of Reorganization

EXHIBIT A

Trust	Target Fund	Acquiring Fund
Matthews International Funds	Matthews Asian Growth and Income Fund	Matthews Emerging Markets Equity Fund

Share Class Involved

Target Fund Share Class	Acquiring Fund Share Class

Institutional Class	Institutional Class

Investor Class	Investor Class

Both the Target Fund and the Acquiring Fund have two classes of shares, the Institutional Class and the Investor Class.

MATTHEWS INTERNATIONAL FUNDS

Matthews Asian Growth and Income Fund

Matthews Emerging Markets Equity Fund

PART B

STATEMENT OF ADDITIONAL INFORMATION

December 4, 2024

This Statement of Additional Information (the “SAI”) relates to the proposed reorganization (“Reorganization”) of the Matthews Asian Growth and Income Fund (the “Target Fund”), a series of Matthews International Funds, d/b/a Matthews Asia Funds (the Trust”), into the Matthews Emerging Markets Equity Fund (the “Acquiring Fund” and together with the Target Fund, the “Funds”), also a series of the Trust.

This SAI contains information that may be of interest to shareholders of the Target Fund relating to the Reorganization, but which is not included in the Proxy Statement/Prospectus dated December 4, 2024 (the “Proxy Statement/Prospectus”). As described in the Proxy Statement/Prospectus, in connection with the Special Meeting of Shareholders of the Target Fund to be held on January 22, 2025 (the “Meeting”), shareholders of the Target Fund will be asked to approve a proposed Agreement and Plan of Reorganization, which provides for the transfer of all of the assets and liabilities of the Target Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Target Fund, followed immediately by the distribution by the Target Fund to its shareholders of the portion of shares of the Acquiring Fund to which the shareholder is entitled in complete liquidation of the Target Fund.

This SAI is not a prospectus, and should be read in conjunction with the Proxy Statement/Prospectus relating specifically to the Special Meeting of Shareholders of the Target Fund to be held on January 22, 2025. The Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing to the Target Fund or the Acquiring Fund, c/o Matthews International Funds, Four Embarcadero Center, Suite 550, San Francisco, CA 94111, or by calling 800.789.ASIA (2742).

Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Proxy Statement/Prospectus.

ADDITIONAL INFORMATION ABOUT THE TARGET FUND AND THE ACQUIRING FUND	2
FINANCIAL STATEMENTS	2
SUPPLEMENTAL FINANCIAL INFORMATION	2

ADDITIONAL INFORMATION ABOUT THE TARGET FUND AND THE ACQUIRING FUND

For the Target Fund: Incorporated by reference is the  Statement of Additional Information included in the Trust’s Registration Statement on Form N-1A dated April 29, 2024, as supplemented, which is on file with the U.S. Securities and Exchange Commission (the “SEC”) (SEC Accession No. 0001193125-24-122238).

For the Acquiring Fund: Incorporated by reference is the  Statement of Additional Information included in the Trust’s Registration Statement on Form N-1A dated April 29, 2024, as supplemented, which is on file with the SEC (SEC Accession No. Accession No.  0001193125-24-122238).

FINANCIAL STATEMENTS

This SAI incorporates by reference the Annual Report to Shareholders of the Target Fund and the Acquiring Fund for the fiscal year ended December 31, 2023, filed March 8, 2024 (SEC Accession No. 0001193125-24-063256), and the Semi-Annual Report to Shareholders of the Target Fund and the Acquiring Fund for the period ended June 30, 2024, filed September 8, 2023 (SEC Accession No. 0001193125-23-231663), each as filed with the SEC. The Annual Report and the Semi-Annual Report contain historical financial information regarding the Target Fund and the Acquiring Fund.

SUPPLEMENTAL FINANCIAL INFORMATION

A table showing the fees of the Acquiring Fund and the Target Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, is included in the section entitled “Summary – Fees and Expenses” of the Proxy Statement/Prospectus.

The Reorganization will result in a material change to the Target Fund’s investment portfolio. It is expected that certain securities held by the Target Fund will be disposed of prior to the Reorganization given the investment strategies of the Combined Fund. A schedule of investments of the Target Fund, as of September 30, 2024 and included below, has been annotated to indicate the anticipated sale of the Target Fund’s holdings prior to the Reorganization. Notwithstanding the foregoing, changes may be made to the Target Fund in advance of the Reorganization and/or the Acquiring Fund following the Reorganization.

There are no material differences in accounting policies of the Target Fund as compared to those of the Acquiring Fund.

Schedule of Investments – Matthews Asian Growth and Income Fund

2

Matthews Asian Growth and Income Fund	September 30, 2024

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 91.2%

	Shares	Value

CHINA/HONG KONG: 36.3%
Tencent Holdings, Ltd.†	335,500	$18,655,441
AIA Group, Ltd.†	1,775,400	15,504,315
JD.com, Inc. Class A†	365,202	7,325,174
HKT Trust & HKT, Ltd.†	5,462,000	6,981,213
Inner Mongolia Yili Industrial Group Co., Ltd. A Shares*	1,587,975	6,535,837
Yum China Holdings, Inc†	142,617	6,420,617
Wuliangye Yibin Co., Ltd. A Shares†	277,674	6,361,841
NARI Technology Co., Ltd. A Shares†	1,609,290	6,284,130
Midea Group Co., Ltd. A Shares†	575,930	6,214,154
NetEase, Inc. ADR†	59,137	5,529,901
ENN Natural Gas Co., Ltd. A Shares†	1,719,377	5,027,776
Shenzhen Mindray Bio-Medical Electronics Co., Ltd. A Shares†	107,500	4,438,929
Jiangsu Expressway Co., Ltd. H Shares†	4,368,000	4,412,613
BOC Hong Kong Holdings, Ltd.†	1,385,500	4,389,619
Link REIT†	657,840	3,279,504

Total China/Hong Kong		107,361,064

INDIA: 16.0%
HDFC Bank, Ltd.	699,747	14,410,817
Tata Consultancy Services, Ltd.†	166,269	8,466,167
Embassy Office Parks REIT†	1,289,428	5,999,444
Hindustan Unilever, Ltd.†	165,214	5,831,534
Computer Age Management Services, Ltd.†	99,698	5,234,593
Crompton Greaves Consumer Electricals, Ltd.†	839,300	4,165,050
Nexus Select Trust REIT†	1,920,904	3,332,650

Total India		47,440,255

TAIWAN: 14.2%
Taiwan Semiconductor Manufacturing Co., Ltd.	1,051,187	31,697,654
Advantech Co., Ltd.†	516,078	5,229,065
Chailease Holding Co., Ltd.†	962,870	4,952,481

Total Taiwan		41,879,200

SOUTH KOREA: 8.0%
Samsung Electronics Co., Ltd.	178,336	8,335,213
Macquarie Korea Infrastructure Fund†	747,906	6,717,896
SK Telecom Co., Ltd.†	121,007	5,153,115
LEENO Industrial, Inc.†	23,367	3,365,481

Total South Korea		23,571,705

SINGAPORE: 4.8%
Singapore Technologies Engineering, Ltd.†	1,527,825	5,518,113
United Overseas Bank, Ltd.†	179,100	4,470,689
CapitaLand Ascendas REIT†	1,845,584	4,086,831

Total Singapore		14,075,633

THAILAND: 3.4%
Bangkok Dusit Medical Services Public Co., Ltd. F Shares†	6,168,700	5,729,645
Digital Telecommunications Infrastructure Fund F Shares†	15,093,900	4,479,737

Total Thailand		10,209,382

FRANCE: 3.0%
Pernod Ricard SA†	30,296	4,583,555

	Shares	Value

LVMH Moet Hennessy Louis Vuitton SE†	5,562	$4,265,365

Total France		8,848,920

UNITED STATES: 2.0%
Broadcom, Inc.†	35,140	6,061,650

Total United States		6,061,650

PHILIPPINES: 1.9%
Bank of the Philippine Islands	2,325,016	5,631,718

Total Philippines		5,631,718

INDONESIA: 1.6%
PT Bank Rakyat Indonesia Persero Tbk†	14,728,372	4,817,096

Total Indonesia		4,817,096

TOTAL COMMON EQUITIES		269,896,623

(Cost $228,787,619)

CONVERTIBLE CORPORATE BONDS: 7.8%

	Face Amount#	Value

SINGAPORE: 2.0%
Straits Trading Co., Ltd., Cnv. 3.250%, 02/13/28b, †	SGD 8,000,000	6,043,960

Total Singapore		6,043,960

CHINA/HONG KONG: 1.8%
ZTO Express Cayman, Inc., Cnv. 1.500%, 09/01/27†	4,940,000	5,258,630

Total China/Hong Kong		5,258,630

SOUTH KOREA: 1.6%
LG Chem, Ltd., Cnv. 1.250%, 07/18/28b,†	4,700,000	4,591,900

Total South Korea		4,591,900

NEW ZEALAND: 1.4%
Xero Investments, Ltd., Cnv. 0.000%, 12/02/25b,†	4,269,000	4,158,511

Total New Zealand		4,158,511

TAIWAN: 1.0%
Bizlink Holding, Inc., Cnv. 0.000%, 01/30/28b, †	1,800,000	2,915,100

Total Taiwan		2,915,100

TOTAL CONVERTIBLE CORPORATE BONDS		22,968,101

(Cost $20,422,530)

1	MATTHEWS ASIA FUNDS

Matthews Asian Growth and Income Fund	September 30, 2024

Schedule of Investmentsa (unaudited) (continued)

RIGHTS: 0.0%

	Shares	Value

SOUTH KOREA: 0.0%
Macquarie Korea Infrastructure Fund, Rights, Expires 10/07/24[c], †	77,640	$0

Total South Korea		0

TOTAL RIGHTS		0

(Cost $0)

TOTAL INVESTMENTS: 99.0%		292,864,724
(Cost $249,210,149)

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.0%		2,901,737

NET ASSETS: 100.0%		$295,766,461

*	Positions sold as of 11/19/24.

†	Some or all of the positions may be sold in anticipation of the close of the reorganization.

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees.

b	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

c	Non-income producing security.

#	All Values in USD unless otherwise specified.

ADR	American Depositary Receipt

Cnv.	Convertible

REIT	Real Estate Investment Trust

SGD	Singapore Dollar

USD	U.S. Dollar

Other information regarding the Fund is available in the Funds’ most recent report to shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

matthewsasia.com	800.789.ASIA	2

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

Matthews Asian Growth and Income Fund

A Series of Matthews International Funds,

dba Matthews Asia Funds

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 22, 2025

The undersigned, revoking prior proxies, hereby appoints John McGowan and Jimmy Wu as attorneys-in-fact and proxies of the undersigned, each with full power of substitution and revocation, to represent the undersigned at the Special Meeting of Shareholders (the “Meeting”) of Matthews International Funds, dba Matthews Asia Funds (the “Trust”), to be held at 10 a.m. Pacific Time on January 22, 2025, at Four Embarcadero Center, Suite 550, San Francisco, California 94111, or at any adjournment(s) thereof, to vote all shares of beneficial interest of the Trust that the undersigned would be entitled to vote, with all the power the undersigned would possess if personally present, in accordance with the voting instructions given below on this Proxy Card or on the reverse side hereof, and to vote in his or her discretion on any other matters that may properly come before the Meeting or any adjournment(s) thereof. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby. The undersigned hereby acknowledges the receipt of the accompanying Notice of a Special Meeting of Shareholders and the Proxy Statement/Prospectus dated December 4, 2024.

If you have any questions, please call toll-free 1-866-406-2283. Representatives are available to assist you Monday through Friday 6 a.m. to 7 p.m. Pacific Time.

The Notice of a Special Meeting of Shareholders and the Proxy Statement/Prospectus for this meeting is available at: vote.proxyonline.com/matthewsasia/docs/2025mtg.pdf

Matthews Asian Growth and Income Fund	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appears on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title or capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy, when properly executed, will be voted in the manner directed below and, if no choice is indicated, will be voted “FOR” the proposal.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

Proposal:	FOR	AGAINST	ABSTAIN

As more fully described in the proxy statement/prospectus, to approve an Agreement and Plan of Reorganization by and among the Trust, on behalf of Matthews Asian Growth and Income Fund (the “Target Fund”) and Matthews Emerging Markets Equity Fund (the “Acquiring Fund”), and Matthews International Capital Management, LLC, that provides for: (i) the acquisition of the assets and assumption of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund of equal value to the net assets of the Target Fund, (ii) the pro rata distribution of such shares to the shareholders of the Target Fund, and (iii) the complete liquidation of the Target Fund.

	○	○	○

THANK YOU FOR VOTING